      As filed with the Securities and Exchange Commission on April 15, 1998
                                                          File No. 333-07471


                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D. C. 20549

                           POST-EFFECTIVE AMENDMENT NO. 2
                                    TO FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                 SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                    FORM N-8B-2


A.   Exact name of trust:  Separate Account VL I

B.   Name of depositor:  Hartford Life and Annuity Insurance Company

C.   Complete address of depositor's principal executive offices:

     P. O. Box 2999
     Hartford, CT  06104-2999

D.   Name and complete address of agent for service:

     Leslie T. Soler, Esq.
     Hartford Life
     P. O. Box 2999
     Hartford,  06104-2999

     It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b) of Rule 485
     -----
       X       on May 1, 1998 pursuant to paragraph (b) of Rule 485
     -----
               60 days after filing pursuant to paragraph (a)(1) of Rule 485
     -----
               on May 1, 1998 pursuant to paragraph (a)(1) of Rule 485
     -----
               this post-effective amendment designates a new effective date for
     -----     a previously filed post-effective amendment.


E. Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities.

F.   Proposed maximum aggregate offering price to the public of the securities
     being registered:   Not yet determined.

G.   Amount of filing fee:  Not applicable.

H. Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

                           RECONCILIATION AND TIE BETWEEN
                             FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2         CAPTION IN PROSPECTUS
-----------         ---------------------

1.                  Cover page

2.                  Cover page

3.                  Not applicable

4.                  Hartford; Distribution of the Policies

5.                  Summary -Separate Account VL I; Separate Account VL I -
                    General

6.                  Separate Account VL I -General

7.                  Not required by Form S-6

8.                  Not required by Form S-6

9.                  Legal Proceedings

10. Summary; Separate Account VL I -Funds; The Policy - Application for a Policy; Detailed Description of Policy Benefits and Provisions; Other Matters -Voting Rights, Dividends

11.                 Summary; Separate Account VL I -Funds

12.                 Summary; Separate Account VL I -Funds

13. Deductions and Charges from the Account Value; Distribution of the Policies; Federal Tax Considerations

14. Detailed Description of Policy Benefits and Provisions -Application for a Policy

15. Detailed Description of Policy Benefits and Provisions -Allocation of Premium Payments

16. Separate Account VL I -Funds; Detailed Description of Policy Benefits and Provisions -Allocation of Premium Payments

Item No. of
Form N-8B-2         CAPTION IN PROSPECTUS
-----------         ---------------------

17. Summary; Detailed Description of Policy Benefits and Provisions -Cash Value and Amount Payable on Surrender of the Policy, The Right to Examine or Exchange the Policy and Surrender/Continuation Options.

18. Separate Account VL I - Funds; Deduction and Charges from the Account Value; Federal Tax Considerations

19.                 Other Matters -Statements to Policy Owners

20.                 Not applicable

21.                 Detailed Description of Policy Benefits and Provisions -
                    Policy Loans

22.                 Not applicable

23.                 Safekeeping of the Separate Account Assets

24.                 Other Matters -Assignment

25.                 Hartford

26.                 Not applicable

27.                 Hartford

28.                 Hartford; Management

29.                 Hartford

30.                 Not applicable

31.                 Not applicable

32.                 Not applicable

33.                 Not applicable

34.                 Not applicable

35.                 Distribution of the Policies

36.                 Not required by Form S-6

37.                 Not applicable


Item No. of
Form N-8B-2         CAPTION IN PROSPECTUS
-----------         ---------------------

38.                 Distribution of the Policies

39.                 Hartford; Distribution of the Policies

40.                 Not applicable

41.                 Hartford; Distribution of the Policies

42.                 Not applicable

43.                 Not applicable

44. Detailed Description of Policy Benefits and Provisions - Allocation of Premium Payments

45.                 Not applicable

46.                 Detailed Description of Policy Benefits and Provision - Cash
                    Value

47.                 Separate Account VL I -Funds

48.                 Cover page; Hartford

49.                 Not applicable

50.                 Separate Account VL I -General

51. Summary; Hartford; Detailed Description of Policy Benefits and Provisions; Other Matters -Beneficiary

52.                 Separate Account VL I -Funds, Investment Advisers

53.                 Federal Tax Considerations

54.                 Not applicable

55.                 Not applicable

56.                 Not required by Form S-6

57.                 Not required by Form S-6

58.                 Not required by Form S-6

59.                 Not required by Form S-6

                                       PART I

                          STAG VARIABLE LIFE ARTISAN
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                    POLICY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. BOX 2999
                       HARTFORD, CONNECTICUT 06104-2999
[LOGO]                     TELEPHONE: 1-800-243-5453

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This Prospectus describes Stag Variable Life Artisan, a flexible premium variable life insurance policy (the "Policy") offered by Hartford Life and Annuity Insurance Company ("Hartford") to applicants generally between ages 0 and 80. The Policy allows considerable flexibility in selecting the timing and amount of premium payments for the chosen amount of Death Benefit.



The Policy provides for a Death Benefit payable at the death of the Insured. The Policy Owner may select one of three Death Benefit Options: a level amount equal to the Face Amount ("Option A"), a variable amount equal to the Face Amount plus the Account Value ("Option B"), or an increasing amount equal to the Face Amount plus a return of premium ("Option C"). The required minimum initial Face Amount is generally $25,000.



Under all three Death Benefit options, the Policy has Account Values which increase with the payment of each premium and which decrease to reflect fees and charges made by Hartford. These fees and charges vary, depending on such factors as the Face Amount, the age of the Insured and the level of the premium paid. The Account Value will fluctuate to reflect the investment experience of the Funds to which the premium payment(s) has been allocated. The Policy Owner bears the investment risk for all amounts so allocated. There is no guaranteed minimum Account Value for the Policy. However, if the Death Benefit guarantee is in effect, the Policy will not lapse due to poor investment performance.



Payments for the Policies will be held in a series of Separate Account VL I or in the Fixed Account of Hartford. The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment for that Sub-Account. The Hartford Funds, Putnam Funds and Fidelity are collectively referred to in this Prospectus as the "Funds."



Hartford Adviser Fund Sub-Account             --   shares of Class IA of Hartford Advisers HLS Fund, Inc.
                                                   ("Hartford Advisers Fund")
Hartford Bond Fund Sub-Account                --   shares of Class IA of Hartford Bond HLS Fund, Inc.
                                                   ("Hartford Bond Fund")
Hartford Capital Appreciation Fund            --   shares of Class IA of Hartford Capital Appreciation HLS
  Sub-Account                                      Fund, Inc. ("Hartford Capital Appreciation Fund")
Hartford Dividend and Growth Fund             --   shares of Class IA of Hartford Dividend and Growth HLS
  Sub-Account                                      Fund, Inc. ("Hartford Dividend and Growth Fund")
Hartford Index Fund Sub-Account               --   shares of Class IA of Hartford Index HLS Fund, Inc.
                                                   ("Hartford Index Fund")
Hartford International Opportunities Fund     --   shares of Class IA of Hartford International Opportunities
  Sub-Account                                      HLS Fund, Inc. ("Hartford International Opportunities
                                                   Fund")
Hartford Mortgage Securities Fund             --   shares of Class IA of Hartford Mortgage Securities HLS
  Sub-Account                                      Fund, Inc. ("Hartford Mortgage Securities Fund")
Hartford Stock Fund Sub-Account               --   shares of Class IA of Hartford Stock HLS Fund, Inc.
                                                   ("Hartford Stock Fund")
Hartford Money Market Fund Sub-Account        --   shares of Class IA of Hartford Money Market HLS Fund, Inc.
                                                   ("Hartford Money Market Fund")
Putnam VT Diversified Income Fund             --   shares of Class IA of Putnam VT Diversified Income Fund of
  Sub-Account                                      the Putnam Variable Trust ("Putnam VT Diversified Income
                                                   Fund")
Putnam VT Global Asset Allocation Fund        --   shares of Class IA of Putnam VT Global Asset Allocation
  Sub-Account                                      Fund of Putnam Variable Trust ("Putnam VT Global Asset
                                                   Allocation Fund")
Putnam VT Global Growth Fund Sub-Account      --   shares of Class IA of Putnam VT Global Growth Fund of
                                                   Putnam Variable Trust ("Putnam VT Global Growth Fund")
Putnam VT Growth and Income Fund Sub-Account  --   shares of Class IA of Putnam VT Growth and Income Fund of
                                                   Putnam Variable Trust ("Putnam VT Growth and Income Fund")
Putnam VT High Yield Fund Sub-Account         --   shares of Class IA of Putnam VT High Yield Fund of Putnam
                                                   Variable Trust ("Putnam VT High Yield Fund")
Putnam VT Money Market Fund Sub-Account       --   shares of Class IA of Putnam VT Money Market Fund of
                                                   Putnam Variable Trust ("Putnam VT Money Market Fund")
Putnam VT New Opportunities Fund Sub-Account  --   shares of Class IA of Putnam VT New Opportunities Fund of
                                                   Putnam Variable Trust ("Putnam VT New Opportunities Fund")
Putnam VT U.S. Government and High Quality    --   shares of Class IA of Putnam VT U.S. Government and High
  Bond Sub-Account                                 Quality Bond of Putnam Variable Trust ("Putnam VT U.S.
                                                   Government and High Quality Bond Fund")
Putnam VT Utilities Growth and Income Fund    --   shares of Class IA of Putnam VT Utilities Growth and
  Sub-Account                                      Income of Putnam Variable Trust ("Putnam VT Utilities and
                                                   Income Fund")
Putnam VT Voyager Fund Sub-Account            --   shares of Class IA of Putnam VT Voyager Fund of Putnam
                                                   Variable Trust ("Putnam VT Voyager Fund")
Fidelity VIP Equity-Income Portfolio          --   shares of Fidelity VIP Equity-Income Portfolio of the
  Sub-Account                                      Variable Insurance Products Fund ("Fidelity VIP
                                                   Equity-Income Portfolio")
Fidelity VIP Overseas Portfolio Sub-Account   --   shares of Fidelity VIP Overseas Portfolio of the Variable
                                                   Insurance Products Fund ("Fidelity VIP Overseas
                                                   Portfolio")
Fidelity VIP II Asset Manager Portfolio       --   shares of Fidelity VIP II Asset Manager Portfolio of the
  Sub-Account                                      Variable Insurance Products Fund ("Fidelity VIP II Asset
                                                   Manager Portfolio")


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IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.
--------------------------------------------------------------------------------
THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----
 SPECIAL TERMS.........................................................    4
 SUMMARY...............................................................    6
 DETAILED DESCRIPTION OF POLICY BENEFITS AND PROVISIONS................    8
   General.............................................................    8
   Premium.............................................................    8
     Premium Payment Flexibility.......................................    8
     Allocation of Premium Payments....................................    8
     Accumulation Units................................................    9
     Accumulation Unit Values..........................................    9
     Premium Limitation................................................    9
   Account Values......................................................    9
     Amount Payable on Surrender of the Policy.........................   10
     Sales Load Refund.................................................   10
     Withdrawals.......................................................   10
   Transfers of Account Value..........................................   10
     Amount and Frequency of Transfers.................................   10
     Transfers to or from Sub-Accounts.................................   10
     Transfers from the Fixed Account..................................   11
     Dollar Cost Averaging Option Program..............................   11
   Policy Loans........................................................   11
     Preferred Loan....................................................   11
     Loan Interest.....................................................   11
     Credited Interest.................................................   11
     Loan Repayments...................................................   11
     Termination Due to Excessive Indebtedness.........................   12
     Effect of Loans on Account Value..................................   12
   Death Benefit.......................................................   12
     Death Benefit Options.............................................   12
     Option Change.....................................................   12
     Death Benefit Guarantee...........................................   12
     Minimum Death Benefit.............................................   12
     Increases and Decreases in Face Amount............................   13
   Benefits at Maturity................................................   13
   Lapse and Reinstatement.............................................   13
     Policy Lapse and Grace Period.....................................   13
     Death Benefit Guarantee Default and Grace Period..................   13
     Reinstatement.....................................................   14
   The Right to Examine or Exchange the Policy.........................   14
   Surrenders..........................................................   14
     Administrative Expense Surrender Charge...........................   14
     Sales Surrender Charge............................................   15
     Valuation of Payments and Transfers...............................   15
   Application for a Policy............................................   15
   Reduced Charges for Eligible Groups.................................   15
   Deductions from Premiums............................................   16
     Premium Tax Charge and Federal Tax Charge.........................   16
     Front-End Sales Load..............................................   16
     Example of Front-End Sales Loads/Impact of Refund of Sales Load...   16
   Deductions and Charges from the Account Value.......................   17
     Monthly Deduction Amounts.........................................   17
     Charges Against the Funds.........................................   18
     Taxes.............................................................   18

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
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                                                                         PAGE
                                                                         ----
 HARTFORD..............................................................   18
 SEPARATE ACCOUNT VL I.................................................   19
   General.............................................................   19
   Funds...............................................................   19
     Hartford Funds....................................................   19
     Putnam Funds......................................................   19
     Fidelity VIP Funds................................................   20
   Investment Adviser..................................................   21
     Hartford Funds....................................................   21
     Putnam Funds......................................................   21
     Fidelity VIP Funds................................................   22
 THE FIXED ACCOUNT.....................................................   22
 OTHER MATTERS.........................................................   22
   Voting Rights.......................................................   22
   Statements to Policy Owners.........................................   23
   Limit on Right to Contest...........................................   23
   Misstatement as to Age..............................................   23
   Payment Options.....................................................   23
   Beneficiary.........................................................   23
   Assignment..........................................................   24
   Dividends...........................................................   24
 SUPPLEMENTAL BENEFITS.................................................   24
   Maturity Date Extension Rider.......................................   24
   Term Insurance Rider................................................   24
   Deduction Amount Waiver Rider.......................................   24
   Waiver of Specified Amount Disability Benefit Rider.................   24
   Accidental Death Benefit Rider......................................   24
 EXECUTIVE OFFICERS AND DIRECTORS......................................   25
 DISTRIBUTION OF THE POLICY............................................   29
 SAFEKEEPING OF SEPARATE ACCOUNT ASSETS................................   29
 FEDERAL TAX CONSIDERATIONS............................................   29
   General.............................................................   29
   Taxation of Hartford and the Separate Account.......................   29
   Income Taxation of Policy Benefits..................................   29
   Modified Endowment Contracts........................................   30
   Estate and Generation Skipping Taxes................................   31
   Diversification Requirements........................................   31
   Ownership of the Assets in the Separate Account.....................   31
   Life Insurance Purchased for Use in Split Dollar Arrangements.......   32
   Federal Income Tax Withholding......................................   32
   Non-Individual Ownership of Contracts...............................   32
   Other...............................................................   32
   Life Insurance Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   32
 LEGAL PROCEEDINGS.....................................................   32
 LEGAL MATTERS.........................................................   32
 EXPERTS...............................................................   32
 REGISTRATION STATEMENT................................................   32
 APPENDIX A -- ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND CASH
   SURRENDER VALUES....................................................   33



                THE POLICIES MAY NOT BE AVAILABLE IN ALL STATES.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                 SPECIAL TERMS


As used in this Prospectus, the following terms have the indicated meanings:


ACCOUNT VALUE: An amount used to determine certain Policy benefits and charges equal to the total of all amounts in the Fixed Account, the Loan Account and the Sub-Accounts.


ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account.

CASH SURRENDER VALUE: The Cash Value less all Indebtedness.

CASH VALUE: The Account Value less any applicable Surrender Charges.

CODE: The Internal Revenue Code of 1986, as amended.

COST OF INSURANCE: An amount deducted as part of the Monthly Deduction Amount to help cover Hartford's anticipated mortality costs and other expenses.

CUMULATIVE DEATH BENEFIT GUARANTEE PREMIUM: The premium required to maintain the Death Benefit guarantee.


DATE OF ISSUE: The date from which the Policy's suicide and incontestability provisions are measured.


DEATH BENEFIT: On the Policy Date, the Death Benefit equals the Face Amount. Thereafter, it may change in accordance with the terms of the Death Benefit Option provision, the Minimum Death Benefit provision, the Death Benefit Guarantee provision and the Withdrawals provision.


DEATH BENEFIT GUARANTEE PREMIUM: The amount of monthly premium required to keep the Death Benefit guarantee available, as shown in the Policy's specifications page, and used to calculate the Cumulative Death Benefit Guarantee Premium.



DEATH BENEFIT OPTION: The Death Benefit Option in effect determines how the Death Benefit is calculated. For a description of the three Death Benefit Options, see "Detailed Description of Policy Benefits and Provisions -- Death Benefit," page 12.


DEATH PROCEEDS: The amount which We will pay on the death of the Insured. This amount equals the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a Grace Period.


FACE AMOUNT: On the Policy Date, the Face Amount equals the initial Face Amount. Thereafter, the Face Amount may be increased or decreased, in accordance with the terms of the Policy.



FIXED ACCOUNT: The portion of the Account Value invested in the General Account.


FIXED ACCOUNT MINIMUM CREDITED RATE: The minimum rate credited to amounts allocated to the Fixed Account.

FUNDS: The registered open-end management investment companies in which assets of the Separate Account may be invested.


GENERAL ACCOUNT: All assets of Hartford other than those allocated to its separate accounts, including the Separate Account.



GRACE PERIOD: The 61 day period between the day Your Policy goes into default and the day on which Your Policy terminates.



HARTFORD (ALSO "WE," "US," "OUR"): Hartford Life and Annuity Insurance Company.


IN WRITING: In a written form satisfactory to Us.


INDEBTEDNESS: All loans taken on the Policy, plus any interest due or accrued, minus any Policy loan repayments.



INSURED: The person on whose life a Policy is issued.


ISSUE AGE: As of the Policy Date, the age of the Insured on his/her last birthday.


LOAN ACCOUNT: An account established for any amounts transferred from the Fixed Account and the Sub-Accounts as a result of Policy loans. Amounts are held as collateral and are credited with interest at the Fixed Account Minimum Credited Rate. Amounts held in the Loan Account are not subject to the investment experience of the Separate Accounts.



MONTHLY ACTIVITY DATE: The Policy Date and the same date in each succeeding month as the Policy Date, except that whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed the next Valuation Day.


MONTHLY DEDUCTION AMOUNT: The charges deducted from the Account Value on the Monthly Activity Date.

NATIONAL SERVICE CENTER: Located in Minneapolis, Minnesota.


NET PREMIUM: The amount of each premium allocated to the Account Value after a deduction is made from the premium for the premium tax and federal tax charge and the front-end sales load.


OPTION C LIMIT: The maximum amount that will be returned in addition to the Face Amount under the Option C (Return of Premium) Death Benefit. See the Policy's specifications page.


PLANNED PREMIUM: The amount of premium that You intend to pay, as indicated on Your Policy application and shown on Your Policy's specifications page.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
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POLICY: For a Policy issued to an individual, the Policy is a flexible premium variable life insurance policy. In certain states, for a group Policy, the Policy is an individual flexible premium variable life insurance policy evidencing a participating interest in a master group Certificate.


POLICY ANNIVERSARY: An anniversary of the Policy Date.

POLICY DATE: The date from which Policy Anniversaries and Policy Years are determined.


POLICY OWNER (ALSO "YOU," "YOUR"): The person having rights to benefits under a Policy during the lifetime of the Insured. A Policy Owner includes a person to whom a Policy is issued as part of a master group Certificate. A Policy Owner may or may not be the Insured.



POLICY YEAR: An annual period computed from the Policy Date.


PREFERRED LOAN: A portion of the Indebtedness on which a lower interest rate is charged.


PRO RATA BASIS: An allocation method based on the proportion of the Account Value in the Fixed Account and each of the Sub-Accounts.


SCHEDULED MATURITY DATE: The date on which the Policy will mature, unless extended by rider.


SEC: The U.S. Securities and Exchange Commission.



SEPARATE ACCOUNT: An account established by Hartford to separate the assets funding the Policy from other assets of Hartford; in this case, Separate Account VL I.



SUB-ACCOUNT: A variable subdivision of the Separate Account.


SURRENDER CHARGE: A charge that may be assessed if the Face Amount is decreased or You surrender the Policy.


VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) on such days.


VALUATION PERIOD: The period between the close of business on successive Valuation Days.


VIP: The Variable Insurance Products Fund.



VIP II: The Variable Insurance Products Fund II.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                    SUMMARY

                                   THE POLICY


    This Prospectus has been designed to provide You with the necessary information to make a decision on purchasing a flexible premium variable life insurance Policy. The Policy is primarily a life insurance policy with death benefits, cash values, and other features traditionally associated with life insurance. The Policy is called "flexible premium" because, once the desired level and pattern of death benefits have been determined, a Policy Owner has considerable flexibility in choosing the timing and amount of premium to be paid. The Policy is called "variable" because, unlike the fixed benefits of an ordinary whole life insurance policy, the Account Value will, and the Death Benefit may, increase or decrease depending on the investment experience of the Funds to which the Net Premium(s) has been allocated.



    The Policy is funded by a Fixed Account and Separate Account VL I. Separate Account VL I is presently comprised of 22 Sub-Accounts, each of which invests exclusively in one of the underlying Funds. If an initial premium is submitted with an application for a Policy, the Net Premium will be allocated to the Hartford Money Market Sub-Account. At a later date, the values in the Hartford Money Market Sub-Account will be allocated to one or more of the Sub-Accounts or to the Fixed Account, as specified in the Policy Owner's application. This later date is the latest of: (1) 45 days after the application is signed; (2) 10 days after We mail or personally deliver a Notice of Withdrawal Right; (3) 10 days after We receive the initial premium; and (4) the date on which We receive the final requirement to put the Policy in force. The Policy is credited with Accumulation Units in each selected Sub-Account, the assets of which are invested in the applicable Fund. A Policy Owner may transfer the assets among the Sub-Accounts and the Fixed Account, subject to any applicable transfer charge. See "Detailed Description of Policy Benefits and Provisions -- Transfers of Account Value," page 10.



                                 POLICY OPTIONS



    Available Policy options are structured to give a prospective Policy Owner and his or her sales agent the ability to select a Policy tailored to the prospective Policy Owner's specific life insurance needs.



    The Policy options fall into three major categories:



    1. Death Benefit Options -- The Policy Owner is able to select various levels and patterns of Death Benefits. The Policies provide for three Death Benefit Options: (1) a level Death Benefit equal to the Face Amount ("Option A"); (2) the Face Amount plus Return of Account Value Death Benefit ("Option B"); or (3) the Face Amount plus Return of Premium Death Benefit ("Option C"). At the death of the Insured, We will pay the Death Proceeds to the beneficiary. See "Detailed Description of Policy Benefits and Provisions -- Death Benefit," page 12.



    2. Investment Options -- Currently, the Policy Owner has the choice of allocating the Account Value among a maximum of nine of the Policy's 23 investment choices (22 Sub-Accounts and the Fixed Account). Currently, the Funds are Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Index Fund, Hartford International Opportunities Fund, Hartford Mortgage Securities Fund, Hartford Stock Fund, and Hartford Money Market Fund; Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund and Putnam VT Voyager Fund; and Fidelity VIP Equity-Income Portfolio, Fidelity VIP Overseas Portfolio and Fidelity VIP II Asset Manager Portfolio. Prospective purchasers should read the prospectuses for the Funds accompanying this Prospectus in connection with the purchase of a Policy. For a discussion of the investment objectives of each of the Funds, see "Separate Account VL I," page 19.



    3. Premium Options -- The Policy Owner has the flexibility to choose, within limits, the desired Policy premium schedule and the amount and frequency of subsequent premiums. Prior to Policy issue, You can choose a Planned Premium within a range determined by Hartford based on the Face Amount and each Insured's gender (except where unisex rates apply), Issue Age and risk classification. See "Detailed Description of Policy Benefits and Provisions -- Premiums -- Premium Payment Flexibility," page 8.


                                 FIXED ACCOUNT


    Premium payments and Account Values may be allocated to the Fixed Account. Amounts allocated to the Fixed Account become part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable laws governing the investments of insurance company general accounts.



                                 ACCOUNT VALUE



    As with many other types of insurance policies, each Policy will have an Account Value. The Account Value will increase or decrease to reflect the interest credited to the Fixed Account and the Loan Account (when applicable), the investment experience of the Sub-Accounts applicable to the Policy, any premium payments, deductions for the Monthly Deduction Amount, and any withdrawals. There is no minimum guaranteed Account Value and the Policy

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
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Owner bears the risk of the investment in the Funds. However, if the Death Benefit guarantee is in effect, the Policy will not lapse due to poor investment performance. See "Detailed Description of Policy Benefits and Provisions -- Premiums -- Account Values," page 9.


                          DEDUCTIONS FROM THE PREMIUM


    Before the premium is allocated to the Account Value, a deduction as a percentage of premium is made for the premium tax and federal tax charge and front-end sales load. The amount of each premium (after such deductions) allocated to the Account Value is Your Net Premium.



                   PREMIUM TAX CHARGE AND FEDERAL TAX CHARGE



    We deduct, as a percentage of each premium, a premium tax charge to cover premium-based taxes assessed against Hartford by a state or other governmental entity. Such percentage will vary by locale, depending on the tax rates in effect at the time a Policy is issued. The range for such premium taxes generally is between 0% and 4%.

    We also deduct a current charge of 1.25% of each premium for federal taxes imposed under Section 848 of the Code.

                              FRONT-END SALES LOAD


    The front-end sales load is a charge deducted from each premium payment. The current and maximum front-end sales load percentage is 2% in Policy Year 1 and 2% in Policy Years 2 through 10. Thereafter, the front-end sales load is currently 0%. Hartford reserves the right to charge a maximum of 2%.


                          DEDUCTIONS AND CHARGES FROM
                               THE ACCOUNT VALUE


    We will subtract amounts from Your Account Value to provide for the Monthly Deduction Amount. Such deductions will be taken on a Pro Rata Basis from the Fixed Account and the Sub-Accounts on each Monthly Activity Date.



    The Monthly Deduction Amount equals the sum of:



(a) the cost of insurance;



(b) the charges for additional benefits provided by rider, if any;



(c) the charges for special insurance class rating, if any;



(d) the monthly administrative fee; and



(e) the mortality and expense risk charge.



    Hartford may also set up a provision for income taxes against the assets of Separate Account VL I. See "Detailed Description of Policy Benefits and Provisions -- Deductions and Charges from the Account Value," page 17, and "Federal Tax Considerations," page 29.



    Applicants should review the prospectuses for the Funds which accompany this Prospectus for a description of the charges assessed against the assets of each of the Funds.


                           CHARGES AGAINST THE FUNDS


    Separate Account VL I purchases shares of the Funds at net asset value. The net asset value of Fund shares reflects investment advisory fees and administrative and other expenses already deducted from the assets of the Funds. See the accompanying Fund Prospectus for more detail.



    The following table shows annual Fund operating expenses for the year ended December 31, 1997:



                         ANNUAL FUND OPERATING EXPENSES
                        (as a percentage of net assets)



                                                       TOTAL FUND
                  MANAGEMENT     OTHER EXPENSES    OPERATING EXPENSES
                 FEES (ABSENT    (ABSENT EXPENSE    (ABSENT WAIVERS/
                 FEE WAIVERS)    REIMBURSEMENTS)   REIMBURSEMENTS)(1)
                 -------------  -----------------  -------------------
Hartford
 Advisers
 Fund..........       0.610%           0.020%              0.630%
Hartford Bond
 Fund..........       0.490%           0.020%              0.510%
Hartford
 Capital
 Appreciation
 Fund..........       0.620%           0.020%              0.640%
Hartford
 Dividend and
 Growth Fund...       0.660%           0.020%              0.680%
Hartford Index
 Fund..........       0.375%           0.015%              0.390%
Hartford
 International
 Opportunities
 Fund..........       0.680%           0.090%              0.770%
Hartford
 Mortgage
 Securities
 Fund..........       0.425%           0.025%              0.450%
Hartford Stock
 Fund..........       0.430%           0.020%              0.450%
Hartford Money
 Market Fund...       0.425%           0.015%              0.440%
Putnam VT
 Diversified
 Income Fund...       0.690%           0.110%              0.800%
Putnam VT
 Global Asset
 Allocation
 Fund..........       0.660%           0.110%              0.770%
Putnam VT
 Global Growth
 Fund..........       0.600%           0.150%              0.750%
Putnam VT
 Growth and
 Income Fund...       0.470%           0.040%              0.510%
Putnam VT High
 Yield Fund....       0.660%           0.060%              0.720%
Putnam VT Money
 Market Fund...       0.450%           0.090%              0.540%

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                                       TOTAL FUND
                  MANAGEMENT     OTHER EXPENSES    OPERATING EXPENSES
                 FEES (ABSENT    (ABSENT EXPENSE    (ABSENT WAIVERS/
                 FEE WAIVERS)    REIMBURSEMENTS)   REIMBURSEMENTS)(1)
                 -------------  -----------------  -------------------
Putnam VT New
 Opportunities
 Fund..........       0.580%           0.050%              0.630%
Putnam VT U.S.
 Government and
 High Quality
 Bond Fund.....       0.610%           0.080%              0.690%
Putnam VT
 Utilities
 Growth and
 Income Fund...       0.670%           0.070%              0.740%
Putnam VT
 Voyager
 Fund..........       0.540%           0.050%              0.590%
Fidelity VIP
 Equity-Income
 Portfolio
 (2)...........       0.500%           0.080%              0.580%
Fidelity VIP
 Overseas
 Portfolio
 (2)...........       0.750%           0.170%              0.920%
Fidelity VIP II
 Asset Manager
 Portfolio
 (2)...........       0.550%           0.100%              0.650%


------------

(1) Management Fees generally represent the fees paid to the investment adviser or its affiliate for investment and administrative services provided. Other Expenses are expenses (other than Management Fees) which are deducted from the fund including legal, accounting and custodian fees. For a complete description of the services provided in consideration of the operating expenses deducted, please see the accompanying Fund prospectuses.



(2) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.570% for Fidelity VIP Equity-Income Portfolio, 0.900% for Fidelity VIP Overseas Portfolio and 0.640% for Fidelity VIP II Asset Manager Portfolio.



                                  POLICY LOANS



    A Policy Owner may obtain a cash loan from Hartford. The loan is secured by the Policy. At the time such loan is requested, Indebtedness may not exceed the Cash Surrender Value. See "Detailed Description of Policy Benefits and Provisions -- Policy Loans," page 11.


                  THE RIGHT TO EXAMINE OR EXCHANGE THE POLICY


    Any person purchasing a Policy has a limited right to return such Policy for cancellation. If a purchaser returns a Policy (a) within 10 days after receiving such Policy, (b) 10 days after We mail or personally deliver a Notice of Withdrawal Right or (c) within 45 days after completion of the application for the Policy, whichever is latest (subject to applicable state regulation), Hartford, within 7 business days thereafter, will return to such Policy Owner the greater of (a) the premium paid minus any Indebtedness, or (b) the sum of
(1) the Account Value, minus any Indebtedness, on the date the returned Policy is received by Hartford or by its agent, and (2) any deductions under such Policy or by the Funds for taxes, charges or fees.



    Additionally, once the Policy is in effect, it may be exchanged during the first 24 months after its Date of Issue for a non-variable life insurance policy offered by Hartford on the life of the Insured without submitting proof of insurability.


                         DETAILED DESCRIPTION OF POLICY
                            BENEFITS AND PROVISIONS

                                    GENERAL


    This Prospectus describes a flexible premium variable life insurance Policy that offers a Policy Owner considerable flexibility in selecting the timing and amount of premium payments.


                                    PREMIUM

PREMIUM PAYMENT FLEXIBILITY

    You have considerable flexibility as to when and in what amounts You pay premiums.


    Prior to Policy issue, You can choose a Planned Premium, within a range determined by Hartford, based on the Face Amount and the Insured's sex (except where unisex rates apply), Issue Age and risk classification. We will send You premium notices for Planned Premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from Your checking account. The Planned Premium and payment mode You select are shown on Your Policy's specifications page. You may change the Planned Premium at any time, subject to Our minimum amount rules then in effect.



    The Policy will not lapse as long as the Cash Surrender Value is sufficient to cover the Monthly Deduction Amounts or the Death Benefit guarantee is available. For more details, see "Detailed Description of Policy Benefits and Provisions -- Lapse and Reinstatement," page 13.


ALLOCATION OF PREMIUM PAYMENTS


    The initial Net Premium will be allocated to the Hartford Money Market Sub-Account on the later of the Policy Date or the date We receive the initial premium payment.



    The value in the Hartford Money Market Sub-Account will then be allocated to the Fixed Account and the Sub-Accounts according to the premium allocation specified in the Policy application on the latest of: (1) 45 days after the Policy application is signed; (2) 10 days after We receive the premium payment;
(3) 10 days after We mail or personally deliver to You a Notice of Withdrawal Right; and (4) the

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
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date We receive the final requirement to put the Policy in force ("free-look end date").



    Any additional Net Premium derived from premium payments received by Us prior to the free-look end date will be allocated to the Hartford Money Market Sub-Account.



    You may change Your premium allocation by request In Writing. Portions of the premium allocated to the Fixed Account and the Sub-Accounts must be whole percentages. Net Premiums other than the initial Net Premium will be allocated to the Fixed Account and the Sub-Accounts according to Your most recent instructions, subject to the following: Currently, the Account Value may be allocated to a maximum of nine Sub-Accounts. (Hartford reserves the right to increase the number of allocable investment options to more than nine in the future.) If We receive a premium payment and Your most recent allocation instructions would violate the foregoing allocation limitation, We will allocate the Net Premium to the Fixed Account and the Sub-Accounts on a Pro Rata Basis.



    You will receive several different types of notification as to what Your current premium allocation is. The initial allocation chosen by You is shown in Your Policy. Each transactional confirmation received after a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement will summarize the current premium allocation in effect for such Policy.


ACCUMULATION UNITS


    Net Premiums allocated to the Sub-Accounts are used to credit Accumulation Units to those Sub-Accounts.



    The number of Accumulation Units credited to each Sub-Account with respect to Your Policy (including the initial allocation to Hartford Money Market Sub-Account and the amount credited to the Fixed Account) is determined by, first, multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of the Net Premium to be invested in the Fixed Account or a Sub-Account. Each portion to be invested in a Sub-Account is then divided by the Accumulation Unit value (as hereinafter defined) for that particular Sub-Account, as next computed following receipt of the premium payment.


ACCUMULATION UNIT VALUES


    The Accumulation Unit value for each Sub-Account varies to reflect the investment experience of the applicable Fund. It is determined on each Valuation Day by multiplying the Accumulation Unit value on the preceding Valuation Day by the Net Investment Factor (as hereinafter defined) for the Valuation Period then ended. The Net Investment Factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.



    All valuations in connection with the Policy (e.g., with respect to determining Account Value, in connection with Policy loans, or with respect to the calculation of Death Benefits or with respect to determining the number of Accumulation Units to be credited to a Policy with each premium payment, other than the initial premium payment) will be made on the date the valuation request or a premium payment is received by Hartford at the National Service Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.


PREMIUM LIMITATION


    If a premium payment is received which would cause the Policy to fail to meet the definition of a life insurance contract under the Code, Hartford reserves the right to refund such excess premium and any interest thereon within 60 days after the end of a Policy Year.



    We reserve the right to require evidence of insurability for any premium payment that results in an increase in the Death Benefit greater than the amount of such premium payment.



    The minimum premium payment is $50. Any premium payment in excess of $1,000,000 is subject to Hartford's approval.


                                 ACCOUNT VALUES


    The Policy will have an Account Value. There is no minimum guaranteed Account Value. The Account Value will vary to reflect the investment experience of the underlying Funds. The Account Value changes on a daily basis and will be computed on each Valuation Day. The Account Value will increase to reflect interest credited to the Fixed Account and the Loan Account (when applicable) and any premium payments. The Account Value will decrease to reflect deductions for the Monthly Deduction Amount and any withdrawals.



    The Account Value of a Policy equals the Account Value in the Sub-Accounts plus the value of the Fixed Account and the Loan Account. The Account Value of a particular Policy is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which premium payments on the Policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by multiplying the number of Accumulation Units in each Sub-Account as of the Valuation Day by the current Accumulation Unit value of that Sub-Account and then totaling the result for all of the Sub-Accounts. The Cash Value equals the Account Value less any applicable Surrender Charges. The Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Cash Value less any

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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Indebtedness. See "-- Premium -- Accumulation Units," above.


AMOUNT PAYABLE ON SURRENDER OF THE POLICY


    As long as the Policy is in effect, a Policy Owner may elect to fully surrender the Policy, without the consent of the beneficiary under the Policy (provided the designation of such beneficiary is not irrevocable). Upon surrender, the Policy Owner will receive the Cash Surrender Value, determined as of the later of (a) the date Hartford receives the Policy Owner's surrender request In Writing or (b) the surrender date requested by the Policy Owner, and the Policy will terminate.


SALES LOAD REFUND


    If a Policy is surrendered during the first two Policy Years, the Cash Surrender Value may be adjusted upward to reflect a reduced Surrender Charge. For purposes of the Policy, the reduction in the Surrender Charge equals the excess, if any, of the sum of the actual front-end sales load and the Surrender Charge to date divided by the sum of 30% of the aggregate amount of premium payments less than or equal to one Guideline Annual Premium (as hereinafter defined) plus 10% of the aggregate amount of premium payments greater than one Guideline Annual Premium but not more than two Guideline Annual Premiums.



    The Guideline Annual Premium is only used in limiting front-end sales loads and Surrender Charges. For purposes of the Policy, "Guideline Annual Premium" means the level annual premium payment necessary to provide the future benefits under the Policy through maturity, based on certain assumptions specified under federal securities laws. These assumptions include mortality charges based on the 1980 Commissioners' Standard Ordinary Smoker or Non-Smoker (CSO) Table, an assumed annual net rate of return of 5% per year and deduction of the fees and charges specified in the Policy.



WITHDRAWALS



    One Policy withdrawal is allowed each calendar month. The minimum withdrawal allowed is $500. The maximum withdrawal is the Cash Surrender Value less $1,000. If the Death Benefit Option then in effect under a Policy is Option A or Option C, the Face Amount will be decreased by an amount equal to the reduction in the Account Value resulting from the withdrawal. The minimum Face Amount required after a withdrawal is subject to Our rules then in effect. Unless specified otherwise, the withdrawal will be deducted on a Pro Rata Basis from the Fixed Account and the Sub-Accounts. Currently, Hartford does not impose a withdrawal charge. However, Hartford reserves the right to impose in the future a withdrawal charge of up to $10.



    Additionally, a Surrender Charge, equal to the proportion of the current Surrender Charge represented by the amount of the Policy withdrawal to the Account Value immediately prior to such withdrawal, will be deducted from the Account Value.



    Any decrease in the Face Amount resulting from a Policy withdrawal may result in a partial Surrender Charge. See "Detailed Description of Policy Benefits and Provisions -- Death Benefit -- Increases and Decreases in Face Amount," page 13.


                           TRANSFERS OF ACCOUNT VALUE

AMOUNT AND FREQUENCY OF TRANSFERS


    Upon request and as long as Your Policy is in effect, You may transfer amounts among the Fixed Account and the Sub-Accounts. Transfers may be made by request In Writing or by calling Our National Service Center at 1-800-231-5453. Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, We may be liable for any losses due to unauthorized or fraudulent instructions. The procedures We follow for transactions initiated by telephone include requiring callers to provide certain identifying information for themselves (if they are not Policy Owners) and the Policy Owner. All transfer instructions communicated by telephone are tape recorded.


    The amounts which may be transferred and the number of transfers will be limited by Our rules then in effect.


    Currently, the Policy Owner may make one transfer per calendar month free of charge, excluding any transfers made pursuant to Your enrollment in the dollar cost averaging option program. Each subsequent transfer in excess of one per calendar month will be subject to a transfer charge of up to $25.



    We reserve the right to limit at a future date the size of transfers and remaining balances and the number and frequency of transfers.


TRANSFERS TO OR FROM SUB-ACCOUNTS


    You may request to transfer some or all of Your Account Value between the Sub-Accounts. When You request such a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer will be made are reduced and the number of Accumulation Units credited to the Sub-Account to which the transfer will be made are increased.



    The amount of any such increase or decrease of Accumulation Units will be determined by dividing:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
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1.  the amount transferred, by


2. the Accumulation Unit value for the effected Sub-Account, determined as of the next Valuation Day after We receive Your transfer request In Writing.


TRANSFERS FROM THE FIXED ACCOUNT


    In addition to the conditions set forth above, transfers from the Fixed Account are subject to the following:


1. the transfer must occur during the 30-day period following each Policy Anniversary; and


2. if Your accumulated value in the Fixed Account exceeds $1,000, the amount You transfer from the Fixed Account in any Policy Year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date. We reserve the right to modify the restrictions on transfers from the Fixed Account.


DOLLAR COST AVERAGING OPTION PROGRAM


    You may elect to allocate Your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the dollar cost averaging (DCA) option program. If You choose to participate in the DCA program, Your Net Premiums will be deposited into the Hartford Money Market Sub-Account. Each month, amounts will be withdrawn from that Sub-Account and allocated to the other investment options in accordance with Your allocation instructions. The transfer date will be the monthly anniversary of Your first transfer under Your initial DCA election. The first transfer will commence within five business days after Hartford receives Your initial election, either In Writing or by telephone, subject to the telephone transfer procedures described above. Your Net Premium will be allocated to the investment options that You specify, in the proportions that You specify. If, on any transfer date, Your Cash Value allocated to the Hartford Money Market Sub-Account is less than the amount You have elected to transfer, Your participation in the DCA program will terminate.


    You may also cancel Your DCA election by notice In Writing to Hartford or by calling Our National Service Center at 1-800-231-5453.



    The main objective of the DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows Policy Owners to take advantage of market fluctuations. Since the same dollar amount is transferred to other investment options at set intervals, the DCA program allows You to purchase more Accumulation Units when prices are low and fewer Accumulation Units when prices are high. Therefore, a lower average cost per Accumulation Unit may be achieved over the long-term. However, it is important to understand that a DCA program does not assure a profit or protect against loss in a declining market. Policy Owners who choose to participate in the DCA program should have the financial ability to continue making investments through periods of low price levels.


                                  POLICY LOANS


    While a Policy remains in effect, a Policy Owner may obtain a cash loan from Hartford, without the consent of the beneficiary under the Policy (provided the designation of such beneficiary is not irrevocable). Any such loan is secured by the Policy. Total Indebtedness (including the accrued interest on prior Policy loans plus the amount of the requested loan) at the time the new Policy loan is requested may not exceed the Cash Surrender Value. The minimum Policy loan amount is $500.



    The amount of each Policy loan will be transferred, on a Pro Rata Basis, from the Fixed Account and each of the Sub-Accounts (unless the Policy Owner specifies otherwise) to the Loan Account. The Loan Account is a mechanism used to ensure that any outstanding Indebtedness remains fully secured by the Account Value.


PREFERRED LOAN


    If, at any time after the tenth Policy Anniversary, the Account Value exceeds the total of all premiums paid since issue, a Preferred Loan is available to the Policy Owner. The amount available for a Preferred Loan is the amount by which the Account Value exceeds total premiums paid. The amount of Indebtedness that qualifies as a Preferred Loan is determined on each Monthly Activity Date. The amount of the Loan Account which equals a Preferred Loan will be credited with interest at a rate equal to the Fixed Account Minimum Credited Rate. A lower interest rate is charged on Preferred Loans than on the rest of Your Indebtedness, if any.


LOAN INTEREST


    Interest on Indebtedness will accrue daily. The table below shows the interest rate We will charge on Your Indebtedness.



                                                FIXED ACCOUNT MINIMUM
 POLICY YEAR    PORTION OF INDEBTEDNESS          CREDITED RATE PLUS
--------------  ------------------------------  ---------------------
     1-10       All Indebtedness                             2%
 11 and later   Preferred Loans (if any)                     0%
                All Indebtedness in excess of
                Preferred Loans                              1%


CREDITED INTEREST

    Any amounts in the Loan Account will be credited with interest at a rate equal to the Fixed Account Minimum Credited Rate.

LOAN REPAYMENTS


    You can repay all or any part of Your Indebtedness at any time while Your Policy is in force. Each payment against Your Indebtedness must be at least $50 and will be deducted from the Loan Account, and allocated among the Fixed Account and the Sub-Accounts in the same percentages as for Your premium payment allocations.

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

TERMINATION DUE TO EXCESSIVE INDEBTEDNESS


    If total Indebtedness equals or exceeds Cash Value on any Monthly Activity Date, Your Policy will terminate. See "Detailed Description of Policy Benefits and Provisions" -- Lapse and Reinstatement," page 13.


EFFECT OF LOANS ON ACCOUNT VALUE


    A Policy loan, whether or not repaid, will have a permanent effect on Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. Additionally, the interest rate credited to the Fixed Account may be greater than the Fixed Account Minimum Credited Rate. The longer a Policy loan is outstanding, the greater the effect, whether favorable or unfavorable, on Your Account Value is likely to be. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, a Policy Owner's Account Value will not increase as rapidly as it would have had no Policy loan been made. If the Fixed Account and the Sub-Accounts earn less than the annual interest rate for funds held in the Loan Account, the Policy Owner's Account Value will be greater than it would have been had no Policy loan been made. Additionally, the aggregate amount of the outstanding Indebtedness, if not repaid, will reduce the Death Proceeds and the Cash Surrender Value otherwise payable.


                                 DEATH BENEFIT


    The Policy provides for the payment of the Death Proceeds to the named beneficiary upon the death of the Insured. The Death Proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a Grace Period. The Death Benefit depends on the Death Benefit Option You select, the minimum Death Benefit provision, and whether or not the Death Benefit guarantee is available. All or part of the Death Proceeds may be paid in cash or applied under a payment option under the Policy. See "Other Matters -- Payment Options," page 23.


DEATH BENEFIT OPTIONS


    There are three Death Benefit Options: (1) the Level Death Benefit Option ("Option A"), (2) the Return of Account Value Death Benefit Option ("Option B"), and (3) the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum Death Benefit described below, the Death Benefit under each option equals the following:



1.  Under Option A, the Face Amount.



2.  Under Option B, the Face Amount plus the Account Value.



3. Under Option C, the Face Amount plus the lesser of: (a) the sum of the premium payments under the Policy, and (b) the Option C Limit.


OPTION CHANGE


    You may change Your Death Benefit Option by notifying Us In Writing of the change. Any such change will become effective on the Monthly Activity Date following the date We receive Your request. If You elect to change Your Death Benefit Option to Option A, the Face Amount will become that amount available as a Death Benefit immediately prior to such option change. If You elect to change Your Death Benefit Option to Option B, the Face Amount will become the amount available as a Death Benefit immediately prior to such option change, minus the then-current Account Value. Changing your Death Benefit Option may result in a Surrender Charge. (See "Detailed Description of Policy Benefits and Provisions -- Death Benefit -- Increases and Decreases in Face Amount," page 13.) You should consult a competent tax adviser regarding the possible adverse tax consequences resulting from a change in your Death Benefit Option.


DEATH BENEFIT GUARANTEE


    The Death Benefit guarantee will keep the Policy in force, regardless of the investment performance of the Sub-Accounts under the Policy, provided the following conditions are met:



1. The Policy is in the first 10 Policy Years (except in certain states where a period less than 10 years may apply); and



2. On each Monthly Activity Date during the first 10 Policy Years the cumulative premium paid into the Policy, less Indebtedness and less any withdrawals, equals or exceeds the Cumulative Death Benefit Guarantee premium on that date.



    If the Face Amount has not been increased or decreased, the Cumulative Death Benefit Guarantee Premium is the aggregate of:



1. the Cumulative Death Benefit Guarantee Premium on the previous Monthly Activity Date; and



2. the current Monthly Death Benefit Guarantee Premium shown on the Policy's specifications page.


    The Monthly Death Benefit Guarantee Premium will be adjusted to reflect any increases or decreases in the Face Amount during the Death Benefit guarantee period. We will send You a schedule showing the new Monthly Death Benefit Guarantee Premium required for this period and the Death Benefit Guarantee Premium received to date.


    While the Death Benefit guarantee is available, the Death Benefit will be the Face Amount, regardless of the selected Death Benefit Option.


MINIMUM DEATH BENEFIT

    The Policy has a minimum Death Benefit feature which automatically increases the Death Benefit so that it will never be less than the Account Value multiplied by the

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
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Minimum Death Benefit Percentage specified in the Policy. This percentage varies according to the Insured's Issue Age, gender (where unisex rates are not used) and insurance class and the Policy Year.



EXAMPLES OF THE MINIMUM DEATH BENEFIT:



                                             A           B
                                         ----------  ----------
Face Amount............................  $  100,000  $  100,000
Account Value on Date of Death.........      46,500      34,000
Specified Percentage...................        250%        250%
Death Benefit Option...................    Level       Level



    In Example A, the minimum Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the Death Proceeds payable to the beneficiary under the Policy.


    In Example B, the minimum Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

INCREASES AND DECREASES IN FACE AMOUNT


    At any time after the first Policy Year, You may request In Writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on Our rules then in effect. We reserve the right to limit the number of increases or decreases made under the Policy to not more than one in any 12 month period.



    A decrease in the Face Amount will be effective on the Monthly Activity Date following the date We receive Your request In Writing. The remaining Face Amount must not be less than that allowed by Our minimum rules then in effect. If You ask to decrease Your Face Amount below the initial Face Amount, a Surrender Charge may be assessed, equal to:


1.  the Surrender Charge applicable to the current Policy Year; multiplied by

2.  the percentage described below.

    The percentage used to determine the Surrender Charge will be calculated by:

1. subtracting the requested Face Amount from the lowest Face Amount prior to the request; and

2.  dividing that difference by the lowest Face Amount prior to the request.

    The Surrender Charge assessed will be deducted from Your Account Value on the Monthly Activity Date effective for the decrease.


    All requests to increase the Face Amount must be applied for on a new Policy application and accompanied by Your Policy. All requests will be subject to evidence of insurability satisfactory to Us. Any increase approved by Us will be effective on the date shown on the new Policy's specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of increase is made.


                              BENEFITS AT MATURITY


    If the Insured is living on the Scheduled Maturity Date, upon surrender of the Policy to Hartford, We will pay the Cash Surrender Value to the Policy Owner. On the Scheduled Maturity Date, the Policy will terminate, unless extended by rider, and Hartford will have no further obligations under the Policy.


                            LAPSE AND REINSTATEMENT

POLICY LAPSE AND GRACE PERIOD

    During the first Policy Year, the Policy will be in default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount.


    During the second Policy Year, the Policy will be in default on any Monthly Activity Date on which the Account Value, less Indebtedness, less 50% of the Surrender Charge for the second Policy Year, is insufficient to cover the Monthly Deduction Amount.


    During the third Policy Year and thereafter, the Policy will be in default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount.


    A 61-day "Grace Period" will begin from the date of any Policy default. Upon default, Hartford will mail the Policy Owner and any assignee written notice of the amount of premium that will be required to continue the Policy in force. The premium required will be no greater than the amount required to pay Monthly Deduction Amounts during the Grace Period plus three additional Monthly Deduction Amounts. Unless the Death Benefit guarantee is available, the Policy will terminate without value if the required premium is not paid by the end of the Grace Period. If the Death Benefit guarantee is available and sufficient premium has not been paid by the end of the Grace Period, the Death Benefit will be reduced to the Face Amount and any Policy riders will no longer be in force. If the Insured dies during the Grace Period, We will pay the Death Proceeds.


DEATH BENEFIT GUARANTEE DEFAULT AND GRACE PERIOD

    On every Monthly Activity Date during the Death Benefit guarantee period, We will compare the cumulative

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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premium payments received, less Indebtedness and less withdrawals, to the Cumulative Death Benefit Guarantee Premium for the Death Benefit guarantee period in effect.



    If the cumulative premium payments received, less Indebtedness and less withdrawals, are less than the Cumulative Death Benefit Guarantee Premium, the Death Benefit guarantee will be deemed to be in default as of that Monthly Activity Date and the Grace Period will begin. We will mail the Policy Owner and any assignee written notice of the amount of premium required to continue the Death Benefit guarantee.



    The Death Benefit guarantee will be removed from the Policy at the end of the Grace Period if We have not received the amount of premium required to continue such guarantee.


REINSTATEMENT

    Unless the Policy has been surrendered for its Cash Surrender Value, the Policy may be reinstated prior to the Scheduled Maturity Date, provided:

1. You make Your reinstatement request In Writing within five years after the Policy termination date;



2.  You submit satisfactory evidence of insurability to Us;



3. Any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and



4. You pay a premium sufficient to cover ( a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the Policy is reinstated.



    The Account Value on the reinstatement date equals:



1.  The Cash Value at the time of Policy termination; plus



2. Net Premiums derived from premiums paid at the time of Policy reinstatement; minus



3. the Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus



4. the Surrender Charge at the time of Policy reinstatement. The Surrender Charge is based on the duration from the original Policy Date.


                  THE RIGHT TO EXAMINE OR EXCHANGE THE POLICY


    A Policy Owner has a limited right to return a Policy for cancellation. If the Policy is returned, by mail or personal delivery, to Hartford or to the agent who sold such Policy, to be canceled (a) within 10 days after receipt of the Policy by the Policy Owner, (b) within 10 days of Hartford's mailing or personal delivering a Notice of Right to Withdraw to the Policy Owner, or (c) within 45 days of completion of the Policy application (whichever is later, and subject to applicable state regulation), Hartford will return to the Policy Owner, within 7 days thereafter, the greater of the premium paid, less any Indebtedness, or the sum of (x) the Account Value, less any Indebtedness, on the date the returned Policy is received by Hartford or by its agent and (y) any deductions for taxes, charges or fees under such Policy or by the Funds.



    Once the Policy is in effect, it may be exchanged during the first 24 months after its issuance for a non-variable life insurance policy offered by Us or an affiliate. No evidence of insurability will be required. The new policy will have an amount at risk which equals or is less than the amount at risk in effect on the date of exchange. Premiums under the new policy will be based on the same risk classification as the Policy for which the policy was exchanged. An exchange of the Policy under such circumstances should be a tax-free transaction under Section 1035 of the Code.



                                   SURRENDERS



    You may surrender the Policy or withdraw money from it at any time prior to the Scheduled Maturity Date, provided the Policy has a Cash Surrender Value. If You withdraw money from Your Policy and the Death Benefit Option at the time of the withdrawal is either Option A (Level Option) or Option C (Return of Premium Option), the Face Amount will be reduced by an amount equal to the reduction in the Account Value resulting from the withdrawal. Any decrease in the Face Amount resulting from a withdrawal may result in a partial Surrender Charge. See "Detailed Description of Policy Benefits and Provisions -- Death Benefit -- Increases and Decreases in Face Amount," page 13.



    During the first 15 Policy Years, a Surrender Charge will apply. The Surrender Charge consists of (1) an administrative expense surrender charge and
(2) a sales surrender charge.


ADMINISTRATIVE EXPENSE SURRENDER CHARGE


    The administrative expense surrender charge is designed to cover the administrative expenses associated with underwriting and issuing a Policy, including the costs of processing Policy applications, conducting medical examinations, determining insurability and the Insured's underwriting class, and establishing Policy records.



    The administrative expense surrender charge varies, based on the Insured's age on the Date of Issue. Your sales representative can provide you with the actual administrative expense surrender charge that applies to your Issue Age.

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    The following table represents the administrative expense surrender charge for an Insured age 45 on the Date of Issue. The amount of the administrative expense surrender charge remains level for five Policy Years. After the fifth Policy Anniversary, such charge decreases uniformly each month until the end of Policy Year 15, at which time it is zero.



            AMOUNT PER                AMOUNT PER
             $1,000 OF                 $1,000 OF
 POLICY    INITIAL FACE    POLICY    INITIAL FACE
  YEAR        AMOUNT        YEAR        AMOUNT
---------  -------------  ---------  -------------
    1        $    5.00        9        $    3.18
    2        $    5.00       10        $    2.73
    3        $    5.00       11        $    2.27
    4        $    5.00       12        $    1.82
    5        $    5.00       13        $    1.36
    6        $    4.55       14        $    0.91
    7        $    4.09       15        $    0.45
    8        $    3.64       16        $    0.00


    The sum of the Administrative Expense Surrender Charge and the Monthly Administrative Charge will not exceed the cost Hartford incurs in providing administrative services under the Policy. Hartford does not expect to profit from the Administrative Expense Surrender Charge.

SALES SURRENDER CHARGE


    The sales surrender charge is designed to cover expenses relating to the sale and distribution of the Policy, including commissions paid to any sales personnel, the cost of preparing sales literature and other promotional activities.



    The sales surrender charge varies, based on the Insured's age on the Date of Issue. Your sales representative can provide you with the actual sales surrender charge that applies to Your Issue Age.



    The following table represents the sales surrender charge for an Insured age 45 on the Date of Issue. The amount of such charge remains level for five Policy Years. After the fifth Policy Anniversary, the sales surrender charge decreases uniformly each month until the end Policy Year 15, at which time it is zero.



            AMOUNT PER                AMOUNT PER
             $1,000 OF                 $1,000 OF
 POLICY    INITIAL FACE    POLICY    INITIAL FACE
  YEAR        AMOUNT        YEAR        AMOUNT
---------  -------------  ---------  -------------
    1        $    7.00        9        $    4.45
    2        $    7.00       10        $    3.82
    3        $    7.00       11        $    3.18
    4        $    7.00       12        $    2.55
    5        $    7.00       13        $    1.91
    6        $    6.36       14        $    1.27
    7        $    5.73       15        $    0.64
    8        $    5.09       16        $    0.00


VALUATION OF PAYMENTS AND TRANSFERS


    We value the Policy on each Valuation Day.



    We will pay Death Proceeds, Cash Surrender Values, Withdrawals and Policy loan amounts allocable to the Sub-Accounts within 7 days after We receive all the information needed to process any such payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.


    Hartford may defer payment of any amounts allocated to the Fixed Account for up to six months from the date on which We receive the request.

                            APPLICATION FOR A POLICY


    Individuals wishing to purchase a Policy must submit an application to Hartford. Within limits, an applicant for a Policy may choose the initial Face Amount. Policies generally will be issued only on the lives of Insureds between the ages of 0 and 80 who supply evidence of insurability satisfactory to Hartford. Acceptance is subject to Hartford's underwriting rules, and Hartford reserves the right to reject a Policy application for any reason.



    The Policy will be effective on the Policy Date, provided Hartford has received all outstanding delivery requirements and the initial premium payment. The Policy Date is the date used to determine all future cyclical transactions with respect to the Policy, e.g., the Monthly Activity Date, Policy months and Policy Years.


                      REDUCED CHARGES FOR ELIGIBLE GROUPS


    Certain of the charges and deductions described below may be reduced for a Policy issued in connection with a specific plan, in accordance with Our rules in effect as of the date We approve the Policy application. To qualify for such a reduction, a plan must satisfy certain criteria, e.g., as to the size of the plan, the expected number of participants and the plan's anticipated premium payment. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary, based on such factors as the size of the plan, the purposes for which the Policy is purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification are a reflection of the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions of charges and deductions and the criteria for a plan's qualification for such reductions. Reductions of charges will not be unfairly discriminatory against any person, including an affected Policy Owner whose Policy is funded by the Separate Account.

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                            DEDUCTIONS FROM PREMIUMS



    Before the allocation of a premium payment to the Account Value, a deduction is made from such payment for the premium tax and federal tax charge and the front-end sales load. The amount of each premium allocated to the Account Value after such deductions is Your Net Premium.


PREMIUM TAX CHARGE AND FEDERAL TAX CHARGE


    We deduct a percentage of each premium as a premium tax charge, to cover premium-based taxes assessed against Hartford by a state or other governmental entity. This percentage will vary by locale, depending on the tax rates in effect there at the time the Policy is issued. The range of such premium tax charge is generally between 0% and 4%.



    We also deduct a 1.25% charge from each premium payment to cover the estimated costs to Us of the federal income tax treatment of the Policy's deferred acquisition costs under Section 848 of the Code. We have determined that such federal tax charge is reasonable in relation to our increased federal income tax burden resulting from the receipt of premiums.



    Hartford must factor in the federal tax charge when computing the maximum sales load chargeable under SEC rules.


FRONT-END SALES LOAD


    The front-end sales load is a charge deducted from each premium payment. The current maximum front-end sales load for all premiums is 2.0% in Policy Years 1 through 10. Thereafter, the front-end sales load is currently 0%. We reserve the right to charge a maximum of 2.0%.



EXAMPLE OF FRONT-END SALES LOADS/IMPACT OF REFUND OF SALES LOAD



    An example of the actual front-end sales load and the impact of the load refund, if any (see "Detailed Description of Policy Benefits and Provisions -- Account Values -- Sales Load Refund," page 10), for a Policy is shown below. The example uses the same specific information (i.e., Issue Age, Face Amount, premium payment level, etc.) as the illustration on page 34 of this Prospectus.


Death Benefit Option:                    Level
Face Amount:                             $250,000
Charges Assumed:                         Current
Issue Age/Sex/Class:                     45/Male/Preferred
Guideline Annual Premium:                $4,483.41
Annual Planned Premium:                  $3,250.00
Assumed Gross Annual Investment Return:  0%


    The "Total Cumulative Sales Load if Surrendered" column in the table below represents the sum of all sales loads which would have been assessed since the date of Policy issue, assuming a Policy surrender at the end of the corresponding Policy Year.



    The amount shown in the column entitled "Total Cumulative Sales Load if Surrendered" is calculated as follows:



    (1) The sum of the cumulative front-end sales load; plus



    (2) the actual Surrender Charge for the Policy Year; minus



    (3) the sales load refund, if any, applicable to the Policy Year.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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                   ADDITIONAL CHARGES/CREDITS IF SURRENDERED


            CUMULATIVE                                                                    TOTAL
             FRONT-END     MAXIMUM    YEAR END     ACTUAL        SALES       SALES      CUMULATIVE
  POLICY       SALES      SURRENDER    ACCOUNT    SURRENDER    SURRENDER     LOAD     SALES LOAD IF
   YEAR        LOAD        CHARGE       VALUE      CHARGE*      CHARGE      REFUND    SURRENDERED**
----------  -----------  -----------  ---------  -----------  -----------  ---------  --------------
    1               65        3,000       1,880       1,880          630           0           695
    2              130        3,000       3,849       3,000        1,750         333         1,547
    3              195        3,000       5,724       3,000        1,750           0         1,945
    4              260        3,000       7,498       3,000        1,750           0         2,010
    5              325        3,000        9247       3,000        1,750           0         2,075
    6              390        2,727      10,887       2,727        1,590           0         1,980
    7              455        2,455      12,433       2,455        1,433           0         1,888
    8              520        2,183      13,878       2,183        1,273           0         1,793
    9              585        1,910      15,212       1,910        1,113           0         1,698
    10             650        1,638      16,429       1,638          955           0         1,605
    11             715        1,363      17,807       1,363          795           0         1,510
    12             780        1,090      19,172       1,090          638           0         1,418
    13             845          818      20,385         818          478           0         1,323
    14             910          545      21,431         545          318           0         1,228
    15             975          273      22,292         273          160           0         1,135
    16           1,040            0      22,949           0            0           0         1,040



     * The Actual Surrender Charge assessed is the smaller of:



       (a)  The contractual maximum Surrender Charge, and



       (b)  Account Value at Policy Year-end.



    ** The "Total Cumulative Sales Load If Surrendered" column assumes a surrender of the Policy at the end of the Policy Year. The amounts shown therein equal:



       (a)  The cumulative front-end sales load; plus



       (b)  The Sales Surrender Charge; minus



       (c)  The sales load refund.


                          DEDUCTIONS AND CHARGES FROM
                               THE ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS


    On the Policy Date and on each subsequent Monthly Activity Date, Hartford will deduct the Monthly Deduction Amount from the Account Value to cover certain charges and expenses incurred in connection with the Policy. Each Monthly Deduction Amount will be deducted on a Pro Rata Basis from the Fixed Account and each of the Sub-Accounts. The Monthly Deduction Amount will vary from month to month.



    The Monthly Deduction Amount equals the sum of:


1.  the charge for the Cost of Insurance;


2.  the monthly administrative charge;



3.  the mortality and expense risk charge; and


4.  the charges for additional benefits provided by rider.

    1.  Cost of Insurance Charge


    The Cost of Insurance charge equals:


     (a) the Cost of Insurance rate per $1,000; multiplied by

     (b) the amount at risk; divided by

     (c) $1,000.

      The amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.


      A charge for a special insurance class rating of an Insured, if applicable, may be made against the Account Value. This charge is to compensate Hartford for the additional mortality risk associated with individuals in a special insurance class.



      The Cost of Insurance charge is to cover Hartford's anticipated mortality costs and other expenses. For standard risks, the Cost of Insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. A table of guaranteed Cost of Insurance rates per $1,000 will be included in each Policy;

18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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    however, Hartford reserves the right to use rates less than those shown in such table. Substandard risks will be charged a higher Cost of Insurance rate which will not exceed rates based on a multiple of the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. The multiple will be based on the Insured's risk class. Hartford will determine the Cost of Insurance rate at the start of each Policy Year. Any changes in the Cost of Insurance rate will be made uniformly for all Insureds of the same issue age, sex and risk class and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.



      Because the Account Value and the Death Benefit may vary from month to month, the Cost of Insurance charge may also vary on each Monthly Activity Date.


    2.  Monthly Administrative Charge


      Hartford will assess a monthly administrative charge to reimburse Hartford for administrative costs in connection with the Policy. The current monthly administrative charge is $25 per month in Policy Year 1, $10 per month in Policy Year 2 through 10, and $5 per month thereafter, not to exceed $7.50 per month in Policy Years 11 and later.



      The sum of the monthly administrative charge and the administrative expense surrender charge will not exceed Hartford costs for providing administrative services under the Policy.


    3.  Mortality and Expense Risk Charge


      A charge is made for mortality and expense risks assumed by Hartford. Hartford may profit from this charge. See, also, "-- Account Values," page 9.



      The current mortality and expense risk charge for any Monthly Activity Date is equal to the product of:



     (a) the current mortality and expense risk rate; and


     (b) the portion of the Account Value allocated to the Sub-Accounts on the Monthly Activity Date prior to assessing the Monthly Deduction Amount.


      The current and guaranteed mortality and expense risk rate for Policy Years 1 through 10 is 0.80% (.067% per month). Thereafter, the current rate is 0.25% (.021% per month), with a guaranteed and maximum mortality and expense risk rate of 0.50% (.042% per month).



      The mortality risk assumed is that the Cost of Insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the administrative charges set in the Policy. Hartford may profit from the mortality and expense risk charge and may use any such profits for any proper purpose, including any difference between the cost it incurs in distributing the Policy and the proceeds of the front -end sales load. See "Detailed Description of Policy Benefits and Provisions -- Deductions from Premiums -- Front-End Sales Load," page 16.


    4.  Rider Charge


      If the Policy includes riders, a charge applicable to such riders is made from the Account Value on each Monthly Activity Date. The rider charge is to compensate Hartford for the anticipated cost of providing benefits under such riders and is specified on the applicable rider. For a description of the available Policy riders, see "Supplemental Benefits," page 24.


CHARGES AGAINST THE FUNDS


    Separate Account VL I purchases shares of the Funds at net asset value. The net asset value of Fund shares reflects investment advisory fees and administrative and other expenses already deducted from the assets of the Funds. See the accompanying Fund prospectuses for more detail.


TAXES


    Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose taxes on Hartford and/or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.



                                    HARTFORD



    Hartford Life and Annuity Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Effective on January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.


    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts. The ratings apply to

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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Hartford's ability to meet its insurance obligations, including those described in this Prospectus.


                             SEPARATE ACCOUNT VL I

                                    GENERAL


    Separate Account VL I is a separate account of Hartford established on September 18, 1992 pursuant to the insurance laws of the State of Connecticut and organized as a unit investment trust registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Separate Account meets the definition of "separate account" under federal securities laws. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Policy Owners and persons entitled to payments under the Policy. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which Hartford may conduct.


                                     FUNDS


    The assets of each Sub-Account are invested exclusively in one of the Funds. A Policy Owner may allocate premium payments among the Sub-Accounts. Policy Owners should review the following brief descriptions of the investment objectives of each of the Funds in connection with such allocation. All investment options may not be available in all States. Policy Owners are also advised to read the prospectuses for the Funds accompanying this Prospectus for more detailed information. There is no guarantee that a Fund will achieve its stated investment objectives.


HARTFORD FUNDS

 HARTFORD ADVISERS FUND


    Seeks maximum long term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments.


 HARTFORD BOND FUND


    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."



 HARTFORD CAPITAL APPRECIATION FUND



    Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation.


 HARTFORD DIVIDEND AND GROWTH FUND

    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.


 HARTFORD INDEX FUND


    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*

 HARTFORD INTERNATIONAL OPPORTUNITIES FUND


    Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.



 HARTFORD MORTGAGE SECURITIES FUND


    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

 HARTFORD STOCK FUND


    Seeks long-term growth of capital by investing primarily in equity securities.



 HARTFORD MONEY MARKET FUND


    Seeks maximum current income consistent with liquidity and preservation of capital.

PUTNAM FUNDS

 PUTNAM VT DIVERSIFIED INCOME FUND


    Seeks high current income consistent with capital preservation by investing in the following three sectors of the fixed income securities markets: a U.S. Government and Investment Grade Sector, a High Yield Sector (which invests primarily in securities commonly known as "junk bonds"), and an International Sector. See the special considerations for investments in high yield securities described in the Fund prospectus.


 PUTNAM VT GLOBAL ASSET ALLOCATION FUND

    Seeks a high level of long-term total return consistent with preservation of capital by investing in U.S. equities, international equities, U.S. fixed income securities, and international fixed income securities.


* "STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500" AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE AND ANNUITY INSURANCE COMPANY. THE HARTFORD INDEX FUND, INC. ("INDEX FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

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 PUTNAM VT GLOBAL GROWTH FUND

    Seeks capital appreciation through a globally diversified portfolio of common stocks.

 PUTNAM VT GROWTH AND INCOME FUND

    Seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income, or both.

 PUTNAM VT HIGH YIELD FUND


    Seeks high current income and, when consistent with this objective, a secondary objective of capital growth, by investing primarily in high-yielding, lower-rated fixed income securities, constituting a portfolio which Putnam Management believes does not involve undue risk to income or principal. See the special considerations for investments for high yield securities described in the Fund prospectus.


 PUTNAM VT MONEY MARKET FUND


    Seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high-quality money market instruments.


 PUTNAM VT NEW OPPORTUNITIES FUND


    Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above average long-term growth potential.


 PUTNAM VT U.S. GOVERNMENT AND HIGH QUALITY
BOND FUND


    Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poor's or Moody's Investor Services, Inc. or, if not rated, determined by Putnam Management to be of comparable quality.


 PUTNAM VT UTILITIES GROWTH AND INCOME FUND

    Seeks capital growth and current income by concentrating its investments in debt and equity securities issued by companies in the public utilities industries.

 PUTNAM VT VOYAGER FUND

    Seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

FIDELITY VIP FUNDS

 FIDELITY VIP EQUITY-INCOME PORTFOLIO


    Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio Manager will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Index 500.



    In addition, the Portfolio may invest in high yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for the Portfolio.


 FIDELITY VIP OVERSEAS PORTFOLIO


    Seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.



    In addition, the Portfolio may invest in high yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio. International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets.


 FIDELITY VIP II ASSET MANAGER PORTFOLIO


    Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.


    In addition, the Portfolio may invest in high yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.


    The Hartford Funds are organized as corporations under the laws of the State of Maryland and are registered as diversified open-end management companies under the 1940 Act. The Putnam Funds are portfolios of the Putnam Variable Trust (formerly, the Putnam Capital Manager Trust), which is organized as a business trust under the laws of Massachusetts and as an open-end series investment company under the 1940 Act. The Fidelity VIP Funds are portfolios of VIP and VIP II, each of which is organized as a Massachusetts business trust and as a diversified open-end management investment company with multiple portfolios.

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Fidelity VIP Equity-Income Portfolio and the Fidelity VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund. Fidelity VIP II Asset Manager Portfolio is a portfolio of the Variable Insurance Products Fund II.



    Each Fund continuously issues an unlimited number of full and fractional shares of beneficial interest in such Fund. Such shares are offered to separate accounts, including the Separate Account, established by Hartford or one of its affiliated companies specifically to fund policies, including the Policy, issued by Hartford or its affiliates as permitted by the 1940 Act.



    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Hartford nor the Funds currently foresee any such disadvantages either to variable life insurance Policy Owners or to variable annuity Policy Owners, the Board of Directors for the Hartford Funds and the Board of Trustees for the Putnam Funds and the Fidelity VIP Funds (collectively the "Boards") intend to monitor events in order to identify any material conflicts between the Policy Owners and to determine what action, if any, should be taken in response thereto. If the Boards were to conclude that separate funds should be established for variable annuity separate accounts and variable life insurance separate accounts, Hartford will bear the attendant expenses.



    All investment income of, and other distributions to, each Sub-Account arising from the applicable Fund are reinvested in shares of that Fund at net asset value. The income and realized gains and/or losses on the assets of each Sub-Account are therefore separate and are credited to or charged against the Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other business of Hartford. Hartford will purchase shares in the Funds in connection with premium payments allocated to the applicable Sub-Account in accordance with Policy Owners' directions and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves, if any. The Funds are required to redeem Fund shares at net asset value and generally to make payment within 7 days of such redemption.



    Subject to compliance with the law as then in effect, Hartford reserves the right to make additions to, deletions from, and/or substitutions for the Separate Account and the Sub-Accounts. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Fund is inappropriate in view of the purposes of the Policy, Hartford may substitute shares of another Fund for Fund shares already purchased, or to be purchased, under the Policy. No such substitution will take place without notice to , and the consent of, Policy Owners and without prior approval of the SEC to the extent required by the 1940 Act. Subject to Policy Owner approval, if required, Hartford also reserves the right to end the registration under the 1940 Act of the Separate Account or any other separate accounts which may fund the Policy and of which Hartford is the depositor.



    Each Fund is subject to certain investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the prospectuses for the Funds accompanying this Prospectus.


                               INVESTMENT ADVISER

HARTFORD FUNDS


    The investment adviser for the Hartford Funds is HL Investment Advisors, Inc. ("HL Advisors"), Hartford Plaza, Hartford, CT 06115. HL Advisors provides investment advice pursuant to an investment advisory agreement between it and each of the Funds and, in general, supervises the management and investment program of the Hartford Funds. HL Advisors receives a fee for such services.



    The Hartford Investment Management Company, Inc. ("HIMCO"), an affiliate of Hartford organized under Connecticut law, acts as investment sub-adviser to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and Hartford Money Market Fund.



    Wellington Investment Management, LLP ("Wellington Management"), serves as the investment sub-adviser to the Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford International Opportunities Fund and Hartford Stock Fund. Wellington Management, organized as a private Massachusetts partnership, is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Wellington Management's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.



    See the prospectus for the Hartford Funds accompanying this Prospectus for a more complete description of HIMCO and Wellington Management and their respective fees.


PUTNAM FUNDS


    Putnam Management, One Post Office Square, Boston, Massachusetts 02109, serves as the investment manager for the Putnam Funds. An affiliate, Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary policies. Putnam Management and its affiliates are wholly-owned subsidiaries of Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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FIDELITY VIP FUNDS


    The Fidelity VIP Funds are managed by Fidelity Management & Research Company ("FMR"), whose principal business address is 82 Devonshire Street, Boston, Massachusetts 02109. FMR, founded in 1946, is the original Fidelity company and one of America's largest investment management organizations, composed of a number of different companies offering a variety of financial services and products. FMR provides investment research and portfolio management services to a number of mutual funds and other clients. Various Fidelity companies perform certain activities required to operate VIP and VIP II.


                               THE FIXED ACCOUNT


    THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT . ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SEC. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



    Premium payments and Account Values allocated to the Fixed Account become a part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of insurance company general accounts.



    The Fixed Account Minimum Credited Rate is shown in the Policy. Currently, Hartford guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Policy. Hartford may credit interest at a rate in excess of the Fixed Account Minimum Credited Rate; however, Hartford is not obligated to credit any interest in excess of the Fixed Account Minimum Credited Rate. There is no specific formula for the determination of excess interest credits. Some of the factors that Hartford may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof are general economic trends, rates of return currently available and anticipated on Hartford's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF THE FIXED ACCOUNT MINIMUM CREDITED RATE WILL BE DETERMINED IN THE SOLE DISCRETION OF HARTFORD. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE FIXED ACCOUNT MINIMUM CREDITED RATE.


                                 OTHER MATTERS

                                 VOTING RIGHTS


    In accordance with its view of presently applicable law, Hartford will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions received from Policy Owners (or assignees of the Policy, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are allocable to each Policy Owner is determined by dividing a Policy Owner's interest in each Sub-Account by the net asset value of the shares of the applicable Funds. Hartford will vote shares for which no instructions have been received and shares which are not allocable to Policy Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares for which it has received instructions. However, in the event the 1940 Act or any rule promulgated thereunder is amended or Hartford's present interpretation of the law changes and, as a result, Hartford determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.



    The voting interests of a Policy Owner (or the assignee) in the Funds will be determined as follows: A Policy Owner may cast one vote for each full or fractional Accumulation Unit owned under the Policy and allocated to a Sub-Account, the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Sub-Account(s) to the Loan Account in connection with such Policy loan (see "Detailed Description of Policy Benefits and Provisions -- Policy Loans," page 11) will not be considered in determining the voting interests of that Policy Owner. Policy Owners should review the prospectuses for the Funds which accompany this Prospectus to determine matters on which shareholders may vote.



    Hartford may disregard voting instructions when required by state insurance regulatory authorities, if such instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory policy for the Funds. In addition, Hartford may disregard voting instructions in favor of changes initiated by a Policy Owner in the investment policy of, or any investment adviser to, the Funds if Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. In the event

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
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Hartford disregards voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policy Owners.


                          STATEMENTS TO POLICY OWNERS

    We will send You a statement at least once each Policy Year, showing:

1.  the current Account Value, Cash Surrender Value and Face Amount;


2. the premiums paid, Monthly Deduction Amounts and Policy loans since the last statement;


3.  the amount of any Indebtedness;


4.  any notifications required by the provisions of Your Policy; and



5. any other information required by the insurance department of the state where Your Policy was delivered.


                           LIMIT ON RIGHT TO CONTEST


    Hartford may not contest the validity of a Policy after it has been in effect during the lifetime of the Insured for two years from the Issue Date. If a Policy is reinstated, such two-year period is measured from the date of reinstatement. In addition, if the Insured commits suicide in such two-year period, or any other period specified in state law, the benefit payable will be limited to the premiums paid, less any Indebtedness and less any withdrawals.


                             MISSTATEMENT AS TO AGE


    If the age of an Insured is incorrectly stated the amount of Death Benefit will be appropriately adjusted, as specified in Your Policy.


                                PAYMENT OPTIONS


    Proceeds under the Policy may be paid in a lump sum or may be applied to one of Hartford's payment options. The minimum amount that may be placed under a payment option is $5,000, unless Hartford consent to a lesser amount. Once payments under the Second Option, the Third Option or the Fourth Option commence, no surrender of the Policy may be made for the purpose of receiving a lump sum settlement in lieu of the life insurance payments.



    The following payment options are available under the Policy.



FIRST OPTION -- Interest Income



    Payments of interest at the rate We declare (but not less than 3 1/2% per year) on the amount applied under this option.



SECOND OPTION -- Income of Fixed Amount



    Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3 1/2% per year) is exhausted. The final payment will be for the balance remaining.



THIRD OPTION -- Payments for a Fixed Period



    An amount payable monthly for the number of years selected which may be from one to 30 years.



FOURTH OPTION -- Life Income



    LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.



    LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.



    The tables in the Policy provide for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, Hartford may make payments less often.



    The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year with a net investment rate of 3.5% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. However, Hartford may, from time to time, at Our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the payment options.



    Hartford will make any other arrangements for income payments as Hartford and the Policy Owner may be agree.


                                  BENEFICIARY


    A prospective purchaser names the beneficiary under a Policy in the Policy application. A Policy Owner may change the beneficiary (unless irrevocably named) during the lifetime of the Insured by request In Writing to Hartford. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Policy Owner if living, or, otherwise, to the Policy Owner's estate.

24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                   ASSIGNMENT


    A Policy may be assigned as collateral for a loan or other obligation. Hartford is not responsible for any payment made or action taken before receipt of notice In Writing of such assignment. Proof of interest must be filed with any claim under a collateral assignment.


                                   DIVIDENDS

    No dividends will be paid under the Policy.


                             SUPPLEMENTAL BENEFITS



    The following supplemental benefits are among the options that may be included in a Policy by rider, subject to the restrictions and limitations set forth therein. The Monthly Deduction Amount will be increased to include the charges for any rider.


                         MATURITY DATE EXTENSION RIDER


    Subject to certain Death Benefit and premium restrictions, we will extend the Scheduled Maturity Date to the date of the death of the Insured, regardless of the age of the Insured. See "Federal Tax Considerations -- Income Taxation of Policy Benefits," page 29.


                              TERM INSURANCE RIDER


    We will pay an amount upon the death of a designated insured person other than the Insured Person while the Policy remains in force.


                         DEDUCTION AMOUNT WAIVER RIDER


    Subject to certain age and underwriting restrictions, a Policy may include a Deduction Amount Waiver Rider. Such rider provides for the waiver of the Monthly Deduction Amount in the event of total disability prior to the Insured reaching Attained Age 65 and continuing for at least six months. For purposes of this section, "Attained Age" means the Issue Age plus the number of fully completed Policy Years. The number of Monthly Deduction Amounts waived depends on the Insured's Attained Age when the disability began. If the Deduction Amount Waiver Rider is added to a Policy, the Monthly Deduction Amounts will be increased to include the charges for such rider.


                           WAIVER OF SPECIFIED AMOUNT
                            DISABILITY BENEFIT RIDER


    If the Insured becomes totally disabled, We will credit the Policy with a premium equal to the Specified Amount Disability Benefit as defined in Your Policy, for as long as the Insured remains totally disabled. The rider is subject to certain qualifications and restrictions.


                         ACCIDENTAL DEATH BENEFIT RIDER


    Subject to certain age and underwriting requirements, a Policy may include an Accidental Death Benefit Rider. Such rider provides for an increase in the amount paid upon the death of the Insured if the death results from an accident.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
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                        EXECUTIVE OFFICERS AND DIRECTORS


                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME; AGE                        YEAR OF ELECTION                      FOR PAST FIVE YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Bossen, Wendell J., 64            Vice President, 1995**                 Vice President (1992-Present), Hartford Life and Accident
                                                                           Insurance Company; Vice President (1992-Present),
                                                                           Hartford Life Insurance Company; President
                                                                           (1992-Present), International Corporate Marketing Group,
                                                                           Inc.
Boyko, Gregory A., 46             Senior Vice President, Chief           Vice President & Controller (1995-1997), Hartford;
                                  Financial Officer &                      Director (1997-Present); Senior Vice President, Chief
                                  Treasurer, 1997                          Financial Officer & Treasurer (1997-Present); Vice
                                  Director, 1997 *                         President & Controller (1995-1997), Hartford Life and
                                                                           Accident Insurance Company; Director (1997-Present);
                                                                           Senior Vice President, Chief Financial Officer &
                                                                           Treasurer (1997-Present); Vice President and Controller
                                                                           (1995-1997), Hartford Life Insurance Company; Senior
                                                                           Vice President, Chief Financial Officer & Treasurer
                                                                           (1997-Present), Hartford Life, Inc.; Chief Financial
                                                                           Officer (1994-1995), IMG American Life; Senior Vice
                                                                           President (1992-1994), Connecticut Mutual Life Insurance
                                                                           Company.
Cummins, Peter W., 60             Senior Vice President, 1997            Vice President (1993-1997), Hartford; Senior Vice
                                                                           President, (1997-Present); Vice President (1989-1997),
                                                                           Hartford Life and Accident Insurance Company; Senior
                                                                           Vice President (1997-Present); Vice President
                                                                           (1989-1997); Senior Vice President (1997-Present); Vice
                                                                           President (1989-1997), Hartford Life Insurance Company.
de Raismes, Ann M., 47            Senior Vice President, 1997            Vice President (1994-1997), Hartford; Senior Vice
                                  Director of Human                        President (1997-Present); Vice President (1994-1997);
                                  Resources, 1994                          Assistant Vice President (1992-1994); Director of Human
                                                                           Resources (1991-Present), Hartford Life and Accident
                                                                           Insurance Company; Senior Vice President (1997-Present);
                                                                           Vice President (1994-1997); Assistant Vice President
                                                                           (1992-1994); Director of Human Resources (1991-Present),
                                                                           Hartford Life Insurance Company; Vice President, Human
                                                                           Resources (1997-Present), Hartford Life, Inc.
Dooley, James R., 61              Vice President, 1993                   Director, Information Services (1973-1997), Hartford Life
                                                                           Insurance Company.
Fitch, Timothy M., 45             Vice President, 1995                   Vice President(1995-Present); Actuary (1994-Present);
                                  Actuary, 1997                            Assistant Vice President (1992-1995), Hartford Life and
                                                                           Accident Insurance Company; Vice President
                                                                           (1995-Present); Actuary (1994-Present); Assistant Vice
                                                                           President (1992-1995), Hartford Life Insurance Company.
Foy, David T., 31                 Vice President, 1998                   Assistant Vice President (1995-1998), Hartford; Vice
                                                                           President (1998-Present), Assistant Vice President
                                                                           (1995-1998), Hartford Life Insurance Company.

26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME; AGE                        YEAR OF ELECTION                      FOR PAST FIVE YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Garrett, J. Richard, 53           Vice President, 1994                   Treasurer (1994-1997), Hartford; Vice President
                                  Assistant Treasurer, 1997                (1993-Present); Assistant Treasurer (1997-Present);
                                                                           Treasurer (1984-1997), Hartford Life and Accident
                                                                           Insurance Company; Vice President (1993-Present);
                                                                           Assistant Treasurer (1997-Present); Treasurer
                                                                           (1986-1997), Hartford Life Insurance Company; Vice
                                                                           President (1997-Present), Hartford Life, Inc.
Gillette, Donald J., 52           Vice President, 1997                   Assistant Vice President (1995-1997), Hartford; Assistant
                                                                           Vice President (1995-1997), Hartford Life and Accident
                                                                           Insurance Company; Assistant Vice President
                                                                           (1995-Present), Hartford Life Insurance Company.
Ginnetti, John P., 52             Executive Vice President and           Senior Vice President-Individual Life and Annuity Division
                                  Director, Asset Management               (1988-1994), Hartford; Director (1988-Present); Director
                                  Services, 1994                           (1988-Present); Executive Vice President & Director,
                                  Director, 1988*                          Asset Management Services (1994-Present); Senior Vice
                                                                           President-Individual Life and Annuity Division
                                                                           (1988-1994), Hartford Life and Accident Insurance
                                                                           Company; Executive Vice President, Asset Management,
                                                                           Hartford Life, Inc. (1997-Present).
Godfrey, III, William A., 41      Senior Vice President, 1997            Senior Vice President (1997-Present), Hartford; Senior
                                                                           Vice President (1997-Present), Hartford Life and
                                                                           Accident Insurance Company; Vice President Information
                                                                           Technology (1997-Present), Hartford Life, Inc.
Godkin, Lynda, 44                 Senior Vice President, 1997            Assistant General Counsel and Secretary (1994-1995),
                                  General Counsel, 1996                    Hartford; Director (1997-Present); Senior Vice President
                                  Corporate Secretary, 1996                (1997-Present); General Counsel (1996-Present);
                                  Director, 1997*                          Corporate Secretary (1995-Present); Associate General
                                                                           Counsel (1995-1996); Assistant General Counsel and
                                                                           Secretary (1994-1995); Counsel (1990-1994), Hartford
                                                                           Life and Accident Insurance Company; Senior Vice
                                                                           President (1997-Present); General Counsel
                                                                           (1996-Present); Corporate Secretary (1995-Present);
                                                                           Director (1997-Present); Associate General Counsel
                                                                           (1995-1996); Assistant General Counsel and Secretary
                                                                           (1994-1995); Counsel (1990-1994), Hartford Life
                                                                           Insurance Company; Vice President and General Counsel
                                                                           (1997-Present), Hartford Life, Inc.
Grady, Lois W., 53                Senior Vice President, 1998            Vice President (1994-1998), Hartford; Senior Vice
                                  Vice President, 1994                     President (1998-Present); Vice President (1993-1997);
                                                                           Assistant Vice President (1987-1993), Hartford Life and
                                                                           Accident Insurance Company; Senior Vice President
                                                                           (1998-Present); Vice President (1994-1997); Assistant
                                                                           Vice President (1987-1994), Hartford Life Insurance
                                                                           Company.
Graham, Christopher, 47           Vice President, 1997
Hunt, Mark E., 37                 Vice President, 1998                   Assistant Vice President (1997-1998), Hartford; Vice
                                                                           President (1998-Present), Hartford Life and Accident
                                                                           Insurance Company.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME; AGE                        YEAR OF ELECTION                      FOR PAST FIVE YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Joyce, Stephen T., 39             Vice President, 1997                   Assistant Vice President (1995-1997), Hartford; Assistant
                                                                           Vice President (1994-1997), Hartford Life and Accident
                                                                           Insurance Company; Vice President (1997-Present);
                                                                           Assistant Vice President (1994-1997), Hartford Life
                                                                           Insurance Company.
Keeler, Michael D., 37            Vice President, 1998                   Vice President (1998-Present); Hartford Life and Accident
                                                                           Insurance Company.
Kerzner, Robert A., 46            Senior Vice President, 1998            Senior Vice President (1998-Present); Vice President
                                  Vice President, 1997                     (1994-1998), Hartford; Senior Vice President
                                                                           (1998-Present); Vice President (1994-1997); Regional
                                                                           Vice President (1991-1994), Hartford Life Insurance
                                                                           Company.
Levenson, David N., 31            Vice President, 1998                   Assistant Vice President (1997-1998), Hartford.
Malchodi, Jr. William B., 50      Vice President, 1994                   Vice President (1994-Present); Director of Taxes
                                                                           (1992-1998), Hartford Life and Accident Insurance
                                                                           Company; Vice President (1994-Present); Director of
                                                                           Taxes (1991-1998), Hartford Life Insurance Company.
Marra, Thomas M., 39              Executive Vice President, 1996         Senior Vice President (1993-1996); Director of Individual
                                  Director, Individual Life and            Annuities (1991-1993), Hartford; Director
                                  Annuity Division, 1993                   (1994-Present); Executive Vice President (1995-Present);
                                  Director, 1994*                          Director, Individual Life and Annuity Division
                                                                           (1994-Present); Senior Vice President (1994-1995); Vice
                                                                           President (1989-1994); Actuary (1987-1997), Hartford
                                                                           Life and Accident Insurance Company; Director
                                                                           (1994-Present); Executive Vice President (1995-Present);
                                                                           Director, Individual Life and Annuity Division
                                                                           (1994-Present); Senior Vice President (1994-1995); Vice
                                                                           President (1989-1994); Actuary (1987-1995), Hartford
                                                                           Life Insurance Company; Executive Vice President,
                                                                           Individual Life and Annuities (1997-Present), Hartford
                                                                           Life, Inc.
Matthieson, Steven L., 53         Vice President, 1984                   Director of New Business (1984-1997), Hartford.
O'Halloran, C. Michael, 51        Vice President, 1997                   Vice President (1997-Present), Hartford Life and Accident
                                                                           Insurance Company; Vice President (1997-Present),
                                                                           Hartford Life Insurance Company; Corporate Secretary
                                                                           (1997-Present), Hartford Life, Inc.; Senior Associate
                                                                           General Counsel (1988-Present), Director of Corporate
                                                                           Law (1994-Present), The Hartford Financial Services
                                                                           Group.
Raymond, Craig R., 37             Senior Vice President, 1997            Vice President (1993-1997); Assistant Vice President
                                  Chief Actuary, 1994                      (1992-1993); Actuary (1989-1994), Hartford; Senior Vice
                                                                           President (1997-Present); Chief Actuary (1995-Present);
                                                                           Vice President (1993-1997); Actuary (1990-1995),
                                                                           Hartford Life and Accident Insurance Company; Senior
                                                                           Vice President (1997-Present); Chief Actuary
                                                                           (1994-Present); Vice President (1993-1997); Assistant
                                                                           Vice President (1992-1993); Actuary (1989-1994),
                                                                           Hartford Life Insurance Company; Vice President and
                                                                           Chief Actuary (1997-Present), Hartford Life, Inc.

28                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME; AGE                        YEAR OF ELECTION                      FOR PAST FIVE YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Schrandt, David T., 50            Vice President, 1987                   Treasurer (1987-1997); Controller (1987-1997), Hartford.
Smith, Lowndes A., 58             President, 1989                        Chief Operating Officer (1989-1997), Hartford; Director
                                  Chief Executive Officer, 1997            (1981-Present); President (1989-Present); Chief
                                  Director, 1985*                          Executive Officer (1997-Present); Chief Operating
                                                                           Officer (1989-1997), Hartford Life and Accident
                                                                           Insurance Company; Director (1981-Present); President
                                                                           (1989-Present), Chief Executive Officer (1997-Present);
                                                                           Chief Operating Officer (1989-1997), Hartford Life
                                                                           Insurance Company; Chief Executive Officer and President
                                                                           and Director (1997-Present), Hartford Life, Inc.
Welnicki, Raymond P., 49          Senior Vice President &                Vice President (1993-1994), Hartford; Director
                                  Director, Employee Benefit               (1994-Present); Senior Vice President (1995-Present);
                                  Division, 1994                           Director, Employee Benefit Division (1997-Present); Vice
                                  Director, 1994*                          President (1993-1995), Hartford Life and Accident
                                                                           Insurance Company; Senior Vice President, Employee
                                                                           Benefits (1997-Present), Hartford Life, Inc.; Board of
                                                                           Directors, Ethix Corp.
Welsh, Walter C., 51              Senior Vice President, 1997            Senior Vice President (1997-Present); Vice President
                                                                           (1994-1997); Assistant Vice President (1992-1995),
                                                                           Hartford Life and Accident Insurance Company; Senior
                                                                           Vice President (1997-Present); Vice President
                                                                           (1995-1997); Assistant Vice President (1992-1995),
                                                                           Hartford Life Insurance Company; Vice President,
                                                                           Government Affairs (1997-Present), Hartford Life, Inc.
Zlatkus, Lizabeth H., 39          Senior Vice President, 1997            Vice President (1994-1997); Assistant Vice President
                                  Director, 1994*                          (1992-1994), Hartford; Director (1994-Present); Senior
                                                                           Vice President (1997-Present); Vice President
                                                                           (1994-1997); Assistant Vice President (1992-1994),
                                                                           Hartford Life and Accident Insurance Company; Vice
                                                                           President, Group Life and Disability (1997-Present),
                                                                           Hartford Life, Inc.
Znamierowski, David M., 38        Senior Vice President, 1997            Director (1998-Present); Senior Vice President
                                  Director, 1998*                          (1997-Present), Hartford Life and Accident Insurance
                                                                           Company; Director (1998-Present); Senior Vice President
                                                                           (1997-Present); Director, Risk Management Strategy
                                                                           (1996-Present); Vice President (1997), Hartford Life
                                                                           Insurance Company; Vice President, Investment Strategy
                                                                           (1997-Present), Hartford Life, Inc.; Vice President,
                                                                           Investment Strategy & Policy, Aetna Life and Casualty
                                                                           Company.
---------
 * Denotes date of election to Hartford's Board of Directors.
** Affiliated company of The Hartford Financial Services Group, Inc.



    Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
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                           DISTRIBUTION OF THE POLICY


    Hartford intends to sell the Policy in all jurisdictions where it is licensed to do business. The Policy will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO"), 200 Hopmeadow Street, Simsbury, CT 06089, or certain other independent registered broker-dealers. Any sales representative or employee selling the Policy will be qualified to sell variable life insurance policies under applicable federal and state laws. Each broker-dealer selling the Policy is registered with the SEC under the Securities Exchange Act of 1934, and all such broker-dealers are members of the National Association of Securities Dealers, Inc. HESCO is the principal underwriter for the Policy.



    During the first Policy Year, the maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers, is 45% of the premium paid up to a Target Premium, 2.0% of premium paid between the Target Premium and a 2nd Tier Target Premium and 1.0% of premium paid in excess of the 2nd Tier Target Premium. The Target Premium and the 2nd Tier Target Premium is an amount used to calculate sales commissions. The amounts vary by the: (1) age; (2) gender; and (3) underwriting of the class of the Insured. In Policy Years 2 and later, sales representative commissions will not exceed 2.0% of the premiums paid. Additionally, expense allowances may be paid. A sales representative may be required to return all or a portion of the commissions paid if the Policy terminates prior to the Policy's first Policy Anniversary.



    Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this Prospectus.



    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or Contract Owners to purchase, hold or surrender variable insurance products.



                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS



    The assets of the Separate Account are held by Hartford and are kept physically segregated and held separate and apart from the General Account. Hartford maintains records of all purchases and redemptions of Fund shares. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate amount of $50 million, covering all officers and employees of Hartford.


                           FEDERAL TAX CONSIDERATIONS

                                    GENERAL


    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE POLICY OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE POLICY IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A POLICY DESCRIBED HEREIN.



    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Policies cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of federal tax considerations is based upon Hartford's understanding of existing federal income tax laws as they are currently interpreted.


                            TAXATION OF HARTFORD AND
                              THE SEPARATE ACCOUNT


    The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policy. (See "Detailed Description of Policy Benefits and Provisions -- Accumulation Unit Values, on page 9).

30                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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    Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.


                       INCOME TAXATION OF POLICY BENEFITS



    For federal income tax purposes, the Policies should be treated as life insurance policies under Section 7702 of the Code. The death benefit under a life insurance policy is generally excluded from the gross income of the Beneficiary. Also, a life insurance Policy Owner is generally not taxed on increments in the policy value until the Policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.



    Hartford also believes that any loan received under a Policy will be treated as Indebtedness of the Policy Owner, and that no part of any loan under a Policy will constitute income to the Policy Owner. A surrender or assignment of the Policy may have tax consequences depending upon the circumstances. Policy Owners should consult a qualified tax adviser concerning the effect of such changes.



    During the first fifteen Policy Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Policy.



    The Maturity Date Extension Rider allows a Policy Owner to extend the Maturity Date to the date of the death of the insured. If the Maturity Date of the Policy is extended by rider, Hartford believes that the Policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.


                          MODIFIED ENDOWMENT CONTRACTS


    Code Section 7702A applies an additional test, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of life insurance, but fails the seven-pay test of
Section 7702A or (ii) is exchanged for a MEC.



    If the Policy satisfies the seven-pay test at issuance, distributions and loans made thereafter will not be subject to the MEC rules, unless the Policy is changed materially. The seven-pay test will be applied anew at any time the Policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the Policy within the first seven years, the seven-pay test is applied as if the Policy had initially been issued at the reduced benefit level. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.



    A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, if the contract is classified as a MEC then withdrawals from the contract will be considered first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includable in income to the extent the contract value exceeds the investment in the contract. The amount of any loan (including unpaid interest thereon) under the contract will be treated as a withdrawal from the contract for tax purposes. In addition, if the Owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as a withdrawal from the contract for tax purposes. Taxable withdrawals are subject to an additional 10% tax, with certain exceptions. The Owner's investment in the contract is increased by the amount includable in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment).



    Generally, only distributions and loans made in the first year in which a policy becomes a MEC, and in subsequent years, are taxable. However, distributions and loans made in the two years prior to a policy's failing the seven-pay test are deemed to be in anticipation of failure and are subject to tax.



    Before assigning, pledging, or requesting a loan under a contract that is a MEC, an Owner should consult a qualified tax adviser.



    All MEC policies that are issued within any calendar year to the same policy owner by one company or its affiliates are treated as one MEC policy for the purpose of determining the taxable portion of any loan or distribution.



    Hartford has instituted procedures to monitor whether a Policy may become classified as a MEC after issue.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   31
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                      ESTATE AND GENERATION SKIPPING TAXES


    When the Insured dies, the Death Proceeds will generally be includable in the Policy Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Policy Owner was not the Insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



    The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit which shelters up to $625,000 (for
1998) from the estate and gift tax. The Taxpayer Relief Act of 1997 gradually raises the credit over the next eight years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse.


    If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation skipping transfer tax, the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these rules are complex, the Policy Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.


                          DIVERSIFICATION REQUIREMENTS


    Section 817 of the Code provides that a variable life insurance contract (other than a pension plan policy) will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Policy is not treated as a life insurance contract, the Policy Owner will be subject to income tax on the annual increases in cash value.


    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.


    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or the Policy Owner must agree to pay the tax due for the period during which the diversification requirements were not met.


    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

                           OWNERSHIP OF THE ASSETS IN
                              THE SEPARATE ACCOUNT


    In order for a variable life insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.


    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of

32                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Policy Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the Policies, as necessary, to prevent Policy Owners from being considered the owners of the assets in the separate accounts.


                      LIFE INSURANCE PURCHASED FOR USE IN
                           SPLIT DOLLAR ARRANGEMENTS
    On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

                         FEDERAL INCOME TAX WITHHOLDING


    If any amounts are deemed to be current taxable income to the Policy Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.


                      NON-INDIVIDUAL OWNERSHIP OF POLICIES


    In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance contracts. Prospective Policy Owners which are not individuals should consult a qualified tax adviser to determine the potential impact on the purchaser.


                                     OTHER


    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A qualified tax adviser should be consulted to determine the impact of these taxes.


                    LIFE INSURANCE PURCHASES BY NONRESIDENT
                        ALIENS AND FOREIGN CORPORATIONS


    The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.



                               LEGAL PROCEEDINGS



    There are no pending material legal proceedings affecting the Separate Account.



                                 LEGAL MATTERS



    Legal matters in connection with the issue and sale of the flexible premium variable life insurance Policies described in this Prospectus and the organization of Hartford, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law and legal matters relating to the federal securities and income tax laws have been passed on by Lynda Godkin, General Counsel of Hartford.



                                    EXPERTS



    The audited financial statements included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory-basis financial statements of Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company) which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.



                             REGISTRATION STATEMENT



    A registration statement with respect to the Separate Account has been filed with the SEC under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in such registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, Hartford, and the Policy.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   33
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                                   APPENDIX A
                ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES
                           AND CASH SURRENDER VALUES



    The tables in Appendix A illustrate the way in which the Policy operates. The illustrations show how the Death Benefit, Account Values and Cash Surrender Values could vary over an extended period of time, assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The illustrations assume a male, preferred, age 45, with $250,000 of Face Amount and a premium of $3,250 paid in all years.



    The Death Benefit, Account Value and Cash Surrender Value for a Policy would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also differ if any Policy loan was made during the period of time illustrated.



    The illustrations reflect the deductions of current Policy charges and guaranteed Policy charges for a single gross interest rate. The Death Benefits, Account Values and Cash Surrender Values would change if current Cost of Insurance charges change.



    The amounts shown for the Death Benefit, Account Value and Cash Surrender Value as of the end of each Policy Year take into account an average daily charge equal to an annual charge of 0.70% of the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the 0.70% average daily charge) of -0.70%, 5.30% and 11.30%, respectively.



    In addition, the Death Benefit, Account Value and Cash Surrender Value as of the end of each Policy Year take into account the front-end sales load, federal tax charge, premium tax charge, Cost of Insurance charge, monthly administrative fee, and mortality and expense risk charge. For purpose of the illustrations in this Prospectus, the premium tax charge and federal tax charge is assumed to be an average of 3.5%.



    The hypothetical returns shown in the illustrations are without any tax charges that may be allocable to the Separate Account in the future. In order to produce after-tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12%, respectively, to cover any tax charges (see "Detailed Description of Policy Benefits and Provisions -- Deductions and Charges from the Account Value -- Taxes," page 18).



    The "Premiums Accumulated at 5% Interest Per Year" column of each illustration table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes, of 5% per year, compounded annually.



    Hartford will furnish, upon request, a comparable illustration reflecting the proposed Insured's age and risk classification, a Policy's proposed Face Amount or the initial premium requested, and reflecting guaranteed Cost of Insurance rates. Hartford will also furnish an additional similar illustration reflecting current Cost of Insurance rates, which may be less than, but never greater than, the guaranteed Cost of Insurance rates.

34                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                          DEATH BENEFIT OPTION: LEVEL
                              $250,000 FACE AMOUNT
                          ISSUE AGE 45 MALE PREFERRED
                             $3,250 PLANNED PREMIUM

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.70% NET)


                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1             3,413           1,880          --***      250,000        1,880          --***      250,000
      2             6,996           3,849         849***      250,000        3,849         849***      250,000
      3            10,758           5,724       2,724         250,000        5,724       2,724         250,000
      4            14,708           7,499       4,499         250,000        7,499       4,499         250,000
      5            18,856           9,247       6,247         250,000        9,168       6,168         250,000
      6            23,212          10,887       8,160         250,000       10,724       7,997         250,000
      7            27,785          12,433       9,979         250,000       12,153       9,699         250,000
      8            32,586          13,878      11,696         250,000       13,442      11,260         250,000
      9            37,628          15,212      13,303         250,000       14,576      12,667         250,000
     10            42,922          16,430      14,794         250,000       15,539      13,903         250,000
     11            48,481          17,808      16,444         250,000       16,400      15,036         250,000
     12            54,317          19,173      18,082         250,000       17,063      15,972         250,000
     13            60,446          20,386      19,568         250,000       17,519      16,701         250,000
     14            66,880          21,432      20,887         250,000       17,746      17,200         250,000
     15            73,637          22,293      22,020         250,000       17,717      17,444         250,000
     16            80,731          22,950      22,950         250,000       17,402      17,402         250,000
     17            88,180          23,380      23,380         250,000       16,767      16,767         250,000
     18            96,002          23,549      23,549         250,000       15,762      15,762         250,000
     19           104,214          23,423      23,423         250,000       14,332      14,332         250,000
     20           112,838          22,968      22,968         250,000       12,423      12,423         250,000
     25           162,869          15,834      15,834         250,000           --          --              --
     35           308,218              --          --              --           --          --              --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ***  IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE CASH SURRENDER VALUES SHOWN. THE REFUND
      PLUS THE CASH SURRENDER VALUE WOULD BE $0 IN YEAR ONE AND $1,182 IN YEAR
      TWO.

      THESE VALUES REFLECT CURRENT FRONT-END SALES LOADS OF 2% IN YEARS 1 THROUGH
      10 AND 0% THEREAFTER, AND GUARANTEED FRONT-END SALES LOADS OF 2% IN ALL
      YEARS. THE SURRENDER CHARGE EFFECTIVE IN ANY YEAR CAN BE DETERMINED BY
      SUBTRACTING THE CASH SURRENDER VALUE FROM THE ACCOUNT VALUE.

      THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES
      WILL, DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.


    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   35
--------------------------------------------------------------------------------


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                          DEATH BENEFIT OPTION: LEVEL
                              $250,000 FACE AMOUNT
                          ISSUE AGE 45 MALE PREFERRED
                             $3,250 PLANNED PREMIUM

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.30% NET)


                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1             3,413           2,026          --***      250,000        2,026          --***      250,000
      2             6,996           4,265       1,265***      250,000        4,265       1,265***      250,000
      3            10,758           6,537       3,537         250,000        6,537       3,537         250,000
      4            14,708           8,838       5,838         250,000        8,838       5,838         250,000
      5            18,856          11,245       8,245         250,000       11,164       8,164         250,000
      6            23,212          13,679      10,951         250,000       13,507      10,779         250,000
      7            27,785          16,155      13,700         250,000       15,853      13,399         250,000
      8            32,586          18,667      16,485         250,000       18,190      16,008         250,000
      9            37,628          21,208      19,299         250,000       20,499      18,590         250,000
     10            42,922          23,773      22,136         250,000       22,768      21,132         250,000
     11            48,481          26,695      25,331         250,000       25,087      23,723         250,000
     12            54,317          29,776      28,685         250,000       27,345      26,254         250,000
     13            60,446          32,888      32,070         250,000       29,530      28,712         250,000
     14            66,880          36,022      35,477         250,000       31,620      31,074         250,000
     15            73,637          39,164      38,891         250,000       33,587      33,314         250,000
     16            80,731          42,299      42,299         250,000       35,399      35,399         250,000
     17            88,180          45,411      45,411         250,000       37,021      37,021         250,000
     18            96,002          48,474      48,474         250,000       38,399      38,399         250,000
     19           104,214          51,461      51,461         250,000       39,477      39,477         250,000
     20           112,838          54,344      54,344         250,000       40,195      40,195         250,000
     25           162,869          67,606      67,606         250,000       35,927      35,927         250,000
     35           308,218          56,169      56,169         250,000           --          --              --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ***  IF YOU SURRENDER YOUR POLICY DURING THE FIRST 2 POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE CASH SURRENDER VALUES SHOWN. THE REFUND
      PLUS THE CASH SURRENDER VALUE WOULD BE $0 IN POLICY YEAR 1 AND $1,598 IN
      POLICY YEAR 2.

      THESE VALUES REFLECT CURRENT FRONT-END SALES LOADS OF 2% IN POLICY YEARS 1
      THROUGH 10 AND 0% THEREAFTER, AND GUARANTEED FRONT-END SALES LOADS OF 2% IN
      ALL POLICY YEARS. THE SURRENDER CHARGE EFFECTIVE IN ANY POLICY YEAR CAN BE
      DETERMINED BY SUBTRACTING THE CASH SURRENDER VALUE FROM THE ACCOUNT VALUE.

      THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES
      WILL, DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.


    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

36                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                          DEATH BENEFIT OPTION: LEVEL
                              $250,000 FACE AMOUNT
                          ISSUE AGE 45 MALE PREFERRED
                             $3,250 PLANNED PREMIUM

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.30% NET)


                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1             3,413           2,173          --***      250,000        2,173          --***      250,000
      2             6,996           4,698       1,698***      250,000        4,698       1,698***      250,000
      3            10,758           7,420       4,420         250,000        7,420       4,420         250,000
      4            14,708          10,354       7,354         250,000       10,354       7,354         250,000
      5            18,856          13,600      10,600         250,000       13,517      10,517         250,000
      6            23,212          17,105      14,378         250,000       16,925      14,198         250,000
      7            27,785          20,915      18,461         250,000       20,953      18,138         250,000
      8            32,586          25,056      22,874         250,000       24,536      22,354         250,000
      9            37,628          29,555      27,646         250,000       28,771      26,862         250,000
     10            42,922          34,448      32,811         250,000       33,320      31,683         250,000
     11            48,481          40,192      38,828         250,000       38,356      36,992         250,000
     12            54,317          46,602      45,511         250,000       43,795      42,704         250,000
     13            60,446          53,630      52,812         250,000       49,681      48,863         250,000
     14            66,880          61,343      60,797         250,000       56,060      55,514         250,000
     15            73,637          69,816      69,543         250,000       62,978      62,706         250,000
     16            80,731          79,138      79,138         250,000       70,493      70,493         250,000
     17            88,180          89,413      89,413         250,000       78,670      78,670         250,000
     18            96,002         100,753     100,753         250,000       87,580      87,580         250,000
     19           104,214         113,294     113,294         250,000       97,308      97,308         250,000
     20           112,838         127,202     127,202         250,000      107,966     107,966         250,000
     25           162,869         226,451     226,451         262,684      181,362     181,362         250,000
     35           308,218         681,261     681,261         715,324      531,828     531,828         558,419



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ***  IF YOU SURRENDER YOUR POLICY DURING THE FIRST 2 POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE CASH SURRENDER VALUES SHOWN. THE REFUND
      PLUS THE CASH SURRENDER VALUE WOULD BE $13 IN POLICY YEAR 1 AND $2,031 IN
      POLICY YEAR 2.

      THESE VALUES REFLECT CURRENT FRONT-END SALES LOADS OF 2% IN POLICY YEARS 1
      THROUGH 10 AND 0% THEREAFTER, AND GUARANTEED FRONT-END SALES LOADS OF 2% IN
      ALL POLICY YEARS. THE SURRENDER CHARGE EFFECTIVE IN ANY POLICY YEAR CAN BE
      DETERMINED BY SUBTRACTING THE CASH SURRENDER VALUE FROM THE ACCOUNT VALUE.

      THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES
      WILL, DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.


    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
--------------------------------------------------------------------------------


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                 DEATH BENEFIT OPTION: RETURN OF ACCOUNT VALUE
                              $250,000 FACE AMOUNT
                          ISSUE AGE 45 MALE PREFERRED
                             $3,250 PLANNED PREMIUM

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.70% NET)


                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1             3,413           1,872          --***      251,872        1,872          --***      251,872
      2             6,996           3,824         824***      253,824        3,824         824***      253,824
      3            10,758           5,674       2,674         255,674        5,674       2,674         255,674
      4            14,708           7,414       4,414         257,414        7,414       4,414         257,414
      5            18,856           9,120       6,120         259,120        9,038       6,038         259,038
      6            23,212          10,707       7,979         260,707       10,537       7,809         260,537
      7            27,785          12,189       9,734         262,189       11,896       9,442         261,896
      8            32,586          13,557      11,375         263,557       13,101      10,920         263,101
      9            37,628          14,802      12,893         264,802       14,135      12,226         264,135
     10            42,922          15,916      14,279         265,916       14,982      13,346         264,982
     11            48,481          17,176      15,812         267,176       15,705      14,342         265,705
     12            54,317          18,414      17,323         268,414       16,211      15,120         266,211
     13            60,446          19,480      18,661         269,480       16,490      15,672         266,490
     14            66,880          20,355      19,810         270,355       16,520      15,974         266,520
     15            73,637          21,020      20,748         271,020       16,273      16,000         266,273
     16            80,731          21,454      21,454         271,454       15,721      15,721         265,721
     17            88,180          21,634      21,634         271,634       14,833      14,833         264,833
     18            96,002          21,523      21,523         271,523       13,560      13,560         263,560
     19           104,214          21,085      21,085         271,085       11,856      11,856         261,856
     20           112,838          20,290      20,290         270,290        9,675       9,675         259,675
     25           162,869          11,274      11,274         261,274           --          --              --
     35           308,218              --          --              --           --          --              --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ***  IF YOU SURRENDER YOUR POLICY DURING THE FIRST 2 POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE CASH SURRENDER VALUES SHOWN. THE REFUND
      PLUS THE CASH SURRENDER VALUE WOULD BE $0 IN POLICY YEAR 1 AND $824 IN
      POLICY YEAR 2.

      THESE VALUES REFLECT CURRENT FRONT-END SALES LOADS OF 2% IN POLICY YEARS 1
      THROUGH 10 AND 0% THEREAFTER, AND GUARANTEED FRONT-END SALES LOADS OF 2% IN
      ALL POLICY YEARS. THE SURRENDER CHARGE EFFECTIVE IN ANY POLICY YEAR CAN BE
      DETERMINED BY SUBTRACTING THE CASH SURRENDER VALUE FROM THE ACCOUNT VALUE.

      THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES
      WILL, DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.


    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

38                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                 DEATH BENEFIT OPTION: RETURN OF ACCOUNT VALUE
                              $250,000 FACE AMOUNT
                          ISSUE AGE 45 MALE PREFERRED
                             $3,250 PLANNED PREMIUM

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.30% NET)


                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1             3,413           2,017          --***      252,017        2,017          --***      252,017
      2             6,996           4,237       1,237***      254,237        4,237       1,237***      254,237
      3            10,758           6,479       3,479         256,479        6,479       3,479         256,479
      4            14,708           8,736       5,736         258,736        8,736       5,736         258,736
      5            18,856          11,087       8,087         261,087       11,002       8,002         261,002
      6            23,212          13,444      10,717         263,444       13,264      10,537         263,264
      7            27,785          15,824      13,369         265,824       15,506      13,052         265,506
      8            32,586          18,215      16,033         268,215       17,710      15,528         267,710
      9            37,628          20,606      18,697         270,606       19,854      17,945         269,854
     10            42,922          22,988      21,352         272,988       21,916      20,280         271,916
     11            48,481          25,690      24,326         275,690       23,980      22,616         273,980
     12            54,317          28,518      27,427         278,518       25,926      24,835         275,926
     13            60,446          31,321      30,503         281,321       27,737      26,919         277,737
     14            66,880          34,080      33,535         284,080       29,380      28,835         279,380
     15            73,637          36,770      36,497         286,770       30,817      30,545         280,817
     16            80,731          39,363      39,363         289,363       32,005      32,005         282,005
     17            88,180          41,828      41,828         291,828       32,895      32,895         282,895
     18            96,002          44,119      44,119         294,119       33,421      33,421         283,421
     19           104,214          46,188      46,188         296,188       33,509      33,509         283,509
     20           112,838          47,986      47,986         297,986       33,088      33,088         283,088
     25           162,869          52,781      52,781         302,781       20,679      20,679         270,679
     35           308,218              --          --              --           --          --              --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ***  IF YOU SURRENDER YOUR POLICY DURING THE FIRST 2 POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE CASH SURRENDER VALUES SHOWN. THE REFUND
      PLUS THE CASH SURRENDER VALUE WOULD BE $0 IN POLICY YEAR 1 AND $1,237 IN
      POLICY YEAR 2.

      THESE VALUES REFLECT CURRENT FRONT-END SALES LOADS OF 2% IN POLICY YEARS 1
      THROUGH 10 AND 0% THEREAFTER, AND GUARANTEED FRONT-END SALES LOADS OF 2% IN
      ALL POLICY YEARS. THE SURRENDER CHARGE EFFECTIVE IN ANY POLICY YEAR CAN BE
      DETERMINED BY SUBTRACTING THE CASH SURRENDER VALUE FROM THE ACCOUNT VALUE.

      THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES
      WILL, DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.


    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
--------------------------------------------------------------------------------


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                 DEATH BENEFIT OPTION: RETURN OF ACCOUNT VALUE
                              $250,000 FACE AMOUNT
                          ISSUE AGE 45 MALE PREFERRED
                             $3,250 PLANNED PREMIUM

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.30% NET)


                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1             3,413           2,163          --***      252,163        2,163          --***      252,163
      2             6,996           4,668       1,668***      254,668        4,668       1,668***      254,668
      3            10,758           7,354       4,354         257,354        7,354       4,354         257,354
      4            14,708          10,233       7,233         260,233       10,233       7,233         260,233
      5            18,856          13,404      10,404         263,404       13,316      10,316         263,316
      6            23,212          16,804      14,076         266,804       16,613      13,885         266,613
      7            27,785          20,472      18,017         270,472       20,128      17,673         270,128
      8            32,586          24,425      22,243         274,425       23,866      21,685         273,866
      9            37,628          28,679      26,770         278,679       27,831      25,922         277,831
     10            42,922          33,258      31,621         283,258       32,026      30,390         282,026
     11            48,481          38,601      37,237         288,601       36,600      35,236         286,600
     12            54,317          44,523      43,432         294,523       41,442      40,351         291,442
     13            60,446          50,925      50,107         300,925       46,570      45,752         296,570
     14            66,880          57,842      57,297         307,842       51,987      51,441         301,987
     15            73,637          65,307      65,034         315,307       57,692      57,420         307,692
     16            80,731          73,355      73,355         323,355       63,683      63,683         313,683
     17            88,180          82,024      82,024         332,024       69,952      69,952         319,952
     18            96,002          91,340      91,340         341,340       76,475      76,475         326,475
     19           104,214         101,336     101,336         351,336       83,222      83,222         333,222
     20           112,838         112,046     112,046         362,046       90,166      90,166         340,166
     25           162,869         179,944     179,944         429,944      126,697     126,697         376,697
     35           308,218         396,129     396,129         646,129      163,484     163,484         413,484



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ***  IF YOU SURRENDER YOUR POLICY DURING THE FIRST 2 POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE CASH SURRENDER VALUES SHOWN. THE REFUND
      PLUS THE CASH SURRENDER VALUE WOULD BE $3 IN POLICY YEAR 1 AND $1,668 IN
      YEAR 2.

      THESE VALUES REFLECT CURRENT FRONT-END SALES LOADS OF 2% IN POLICY YEARS 1
      THROUGH 10 AND 0% THEREAFTER, AND GUARANTEED FRONT-END SALES LOADS OF 2% IN
      ALL POLICY YEARS. THE SURRENDER CHARGE EFFECTIVE IN ANY POLICY YEAR CAN BE
      DETERMINED BY SUBTRACTING THE CASH SURRENDER VALUE FROM THE ACCOUNT VALUE.

      THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES
      WILL, DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.


    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

40                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                    DEATH BENEFIT OPTION: RETURN OF PREMIUM
                              $250,000 FACE AMOUNT
                          ISSUE AGE 45 MALE PREFERRED
                             $3,250 PLANNED PREMIUM

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.70% NET)


                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1             3,413           1,869          --***      253,250        1,869          --***      253,250
      2             6,996           3,814         814***      256,500        3,814         814***      256,500
      3            10,758           5,650       2,650         259,750        5,650       2,650         259,750
      4            14,708           7,369       4,369         263,000        7,369       4,369         263,000
      5            18,856           9,048       6,048         266,250        8,964       5,964         266,250
      6            23,212          10,597       7,870         269,500       10,422       7,695         269,500
      7            27,785          12,031       9,577         272,750       11,727       9,273         272,750
      8            32,586          13,339      11,157         276,000       12,861      10,680         276,000
      9            37,628          14,507      12,598         279,250       13,802      11,893         279,250
     10            42,922          15,525      13,889         282,500       14,531      12,895         282,500
     11            48,481          16,671      15,307         285,750       15,102      13,738         285,750
     12            54,317          17,782      16,691         289,000       15,416      14,325         289,000
     13            60,446          18,692      17,874         292,250       15,456      14,638         292,250
     14            66,880          19,378      18,832         295,500       15,188      14,642         295,500
     15            73,637          19,812      19,539         298,750       14,572      14,299         298,750
     16            80,731          19,964      19,964         302,000       13,562      13,562         302,000
     17            88,180          19,799      19,799         305,250       12,106      12,106         305,250
     18            96,002          19,265      19,265         308,500       10,128      10,128         308,500
     19           104,214          18,308      18,308         311,750        7,547       7,547         311,750
     20           112,838          16,873      16,873         315,000        4,275       4,275         315,000
     25           162,869           2,178       2,178         331,250           --          --              --
     35           308,218              --          --              --           --          --              --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ***  IF YOU SURRENDER YOUR POLICY DURING THE FIRST 2 POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE CASH SURRENDER VALUES SHOWN. THE REFUND
      PLUS THE CASH SURRENDER VALUE WOULD BE $0 IN POLICY YEAR 1 AND $1,147 IN
      POLICY YEAR 2.

      THESE VALUES REFLECT CURRENT FRONT-END SALES LOADS OF 2% IN POLICY YEARS 1
      THROUGH 10 AND 0% THEREAFTER, AND GUARANTEED FRONT-END SALES LOADS OF 2% IN
      ALL POLICY YEARS. THE SURRENDER CHARGE EFFECTIVE IN ANY POLICY YEAR CAN BE
      DETERMINED BY SUBTRACTING THE CASH SURRENDER VALUE FROM THE ACCOUNT VALUE.

      THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES
      WILL, DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.


    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   41
--------------------------------------------------------------------------------


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                    DEATH BENEFIT OPTION: RETURN OF PREMIUM
                              $250,000 FACE AMOUNT
                          ISSUE AGE 45 MALE PREFERRED
                             $3,250 PLANNED PREMIUM

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.30% NET)


                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1             3,413           2,015          --***      253,250        2,015          --***      253,250
      2             6,996           4,228       1,228***      256,500        4,228       1,228***      256,500
      3            10,758           6,458       3,458         259,750        6,458       3,458         259,750
      4            14,708           8,697       5,697         263,000        8,697       5,697         263,000
      5            18,856          11,024       8,024         266,250       10,938       7,938         266,250
      6            23,212          13,351      10,623         269,500       13,166      10,438         269,500
      7            27,785          15,691      13,237         272,750       15,364      12,910         272,750
      8            32,586          18,034      15,852         276,000       17,511      15,330         276,000
      9            37,628          20,366      18,457         279,250       19,583      17,674         279,250
     10            42,922          22,676      21,040         282,500       21,555      19,918         282,500
     11            48,481          25,293      23,930         285,750       23,503      22,139         285,750
     12            54,317          28,028      26,937         289,000       25,305      24,214         289,000
     13            60,446          30,723      29,905         292,250       26,938      26,120         292,250
     14            66,880          33,355      32,809         295,500       28,361      27,816         295,500
     15            73,637          35,895      35,622         298,750       29,525      29,252         298,750
     16            80,731          38,311      38,311         302,000       30,373      30,373         302,000
     17            88,180          40,567      40,567         305,250       30,840      30,840         305,250
     18            96,002          42,608      42,608         308,500       30,833      30,833         308,500
     19           104,214          44,376      44,376         311,750       30,252      30,252         311,750
     20           112,838          45,808      45,808         315,000       28,983      28,983         315,000
     25           162,869          47,286      47,286         331,250        7,380       7,380         331,250
     35           308,218              --          --              --           --          --              --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ***  IF YOU SURRENDER YOUR POLICY DURING THE FIRST 2 POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE CASH SURRENDER VALUES SHOWN. THE REFUND
      PLUS THE CASH SURRENDER VALUE WOULD BE $0 IN POLICY YEAR 1 AND $1,561 IN
      POLICY YEAR 2.

      THESE VALUES REFLECT CURRENT FRONT-END SALES LOADS OF 2% IN POLICY YEARS 1
      THROUGH 10 AND 0% THEREAFTER, AND GUARANTEED FRONT-END SALES LOADS OF 2% IN
      ALL POLICY YEARS. THE SURRENDER CHARGE EFFECTIVE IN ANY POLICY YEAR CAN BE
      DETERMINED BY SUBTRACTING THE CASH SURRENDER VALUE FROM THE ACCOUNT VALUE.

      THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES
      WILL, DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.


    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

42                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                    DEATH BENEFIT OPTION: RETURN OF PREMIUM
                              $250,000 FACE AMOUNT
                          ISSUE AGE 45 MALE PREFERRED
                             $3,250 PLANNED PREMIUM

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.30% NET)


                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1             3,413           2,161          --***      253,250        2,161          --***      253,250
      2             6,996           4,660       1,660***      256,500        4,660       1,660***      256,500
      3            10,758           7,336       4,336         259,750        7,336       4,336         259,750
      4            14,708          10,200       7,200         263,000       10,200       7,200         263,000
      5            18,856          13,354      10,354         266,250       13,265      10,265         266,250
      6            23,212          16,734      14,007         269,500       16,540      13,812         269,500
      7            27,785          20,380      17,926         272,750       20,030      17,575         272,750
      8            32,586          24,311      22,130         276,000       23,742      21,560         276,000
      9            37,628          28,546      26,637         279,250       27,678      25,769         279,250
     10            42,922          33,109      31,472         282,500       31,848      30,211         282,500
     11            48,481          38,445      37,082         285,750       36,400      35,037         285,750
     12            54,317          44,377      43,286         289,000       41,234      40,143         289,000
     13            60,446          50,815      49,997         292,250       46,370      45,552         292,250
     14            66,880          57,806      57,261         295,500       51,824      51,278         295,500
     15            73,637          65,399      65,126         298,750       57,605      57,332         298,750
     16            80,731          73,650      73,650         302,000       63,727      63,727         302,000
     17            88,180          82,624      82,624         305,250       70,204      70,204         305,250
     18            96,002          92,386      92,386         308,500       77,036      77,036         308,500
     19           104,214         103,015     103,015         311,750       84,229      84,229         311,750
     20           112,838         114,607     114,607         315,000       91,796      91,796         315,000
     25           162,869         193,638     193,638         331,250      136,356     136,356         331,250
     35           308,218         570,676     570,676         599,209      290,693     290,693         363,750



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
 ***  IF YOU SURRENDER YOUR POLICY DURING THE FIRST 2 POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE CASH SURRENDER VALUES SHOWN. THE REFUND
      PLUS THE CASH SURRENDER VALUE WOULD BE $1 IN POLICY YEAR ONE AND $1,993 IN
      POLICY YEAR 2.

      THESE VALUES REFLECT CURRENT FRONT-END SALES LOADS OF 2% IN POLICY YEARS 1
      THROUGH 10 AND 0% THEREAFTER, AND GUARANTEED FRONT-END SALES LOADS OF 2% IN
      ALL POLICY YEARS. THE SURRENDER CHARGE EFFECTIVE IN ANY POLICY YEAR CAN BE
      DETERMINED BY SUBTRACTING THE CASH SURRENDER VALUE FROM THE ACCOUNT VALUE.

      THE DEATH BENEFIT MAY, AND THE ACCOUNT VALUES AND CASH SURRENDER VALUES
      WILL, DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.


    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT Hartford Life and Annuity Insurance Company
Separate Account Variable Life One and to the
Owners of Units of Interest Therein:

We have audited the accompanying statement of assets and liabilities of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account Variable Life One) (the Accounts) as of December 31, 1997, the related statements of operations for the year then ended and statements of changes in net assets for the year ended December 31, 1997 and the period from inception, October 3, 1996, to December 31, 1996. These financial statements are the responsibility of the Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account and Fidelity VIP II Asset Manager Portfolio Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account Variable Life One) as of December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for the year then ended and the period from inception, October 3, 1996, to December 31, 1996, in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 16, 1998

                      This page intentionally left blank.

--------------------------------------------------------------------------------

SEPARATE ACCOUNT VARIABLE LIFE ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                              MONEY
                                                BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -----------   -----------   -----------   -------------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                           726,781
    Cost                          $ 752,661
    Market Value.............................   $ 762,941        --            --             --
  Hartford Stock Fund, Inc.
    Shares                           355,432
    Cost                          $1,729,015
    Market Value.............................      --         $1,820,995       --             --
  HVA Money Market Fund, Inc.
    Shares                         7,024,335
    Cost                          $7,024,335
    Market Value.............................      --            --         $7,024,335        --
  Hartford Advisers Fund, Inc.
    Shares                           455,334
    Cost                          $1,128,250
    Market Value.............................      --            --            --          $1,150,514
  Hartford Capital Appreciation Fund, Inc.
    Shares                           621,102
    Cost                          $2,649,504
    Market Value.............................      --            --            --             --
  Hartford Mortgage Securities Fund, Inc.
    Shares                            80,974
    Cost                          $  89,083
    Market Value.............................      --            --            --             --
  Hartford Index Fund, Inc.
    Shares                           617,728
    Cost                          $1,677,079
    Market Value.............................      --            --            --             --
  Hartford International Opportunities Fund,
   Inc.
    Shares                           596,106
    Cost                          $ 808,867
    Market Value.............................      --            --            --             --
  Hartford Dividend and Growth Fund, Inc.
    Shares                           654,867
    Cost                          $1,213,451
    Market Value.............................      --            --            --             --
  Fidelity VIP Equity Income Fund
    Shares                            26,642
    Cost                          $ 598,135
    Market Value.............................      --            --            --             --
  Fidelity VIP Overseas Fund
    Shares                            14,251
    Cost                          $ 272,653
    Market Value.............................      --            --            --             --
  Fidelity VIP II Asset Manager Fund
    Shares                             7,420
    Cost                          $ 126,004
    Market Value.............................      --            --            --             --
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................      23,405        20,347       982,081          17,467
  Receivable from fund shares sold...........      --            --            --             --
                                               -----------   -----------   -----------   -------------
  Total Assets...............................     786,346     1,841,342     8,006,416       1,167,981
                                               -----------   -----------   -----------   -------------
LIABILITIES:
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................      --            --            --             --
  Payable for fund shares purchased..........      23,436        20,281       981,999          17,448
                                               -----------   -----------   -----------   -------------
  Total Liabilities..........................      23,436        20,281       981,999          17,448
                                               -----------   -----------   -----------   -------------
  Net Assets (variable life contract
   liabilities)..............................   $ 762,910     $1,821,061    $7,024,417     $1,150,533
                                               -----------   -----------   -----------   -------------
                                               -----------   -----------   -----------   -------------

  Units Owned by Participants................     555,490       774,582     5,671,164         590,898
  Unit Values................................   $1.373400     $2.351023     $1.238620      $ 1.947093

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                    CAPITAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND
                                               APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND
                                                  SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                               -----------------  ---------------  -----------  ------------------  ------------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                           726,781
    Cost                          $ 752,661
    Market Value.............................        --                --              --             --                --
  Hartford Stock Fund, Inc.
    Shares                           355,432
    Cost                          $1,729,015
    Market Value.............................        --                --              --             --                --
  HVA Money Market Fund, Inc.
    Shares                         7,024,335
    Cost                          $7,024,335
    Market Value.............................        --                --              --             --                --
  Hartford Advisers Fund, Inc.
    Shares                           455,334
    Cost                          $1,128,250
    Market Value.............................        --                --              --             --                --
  Hartford Capital Appreciation Fund, Inc.
    Shares                           621,102
    Cost                          $2,649,504
    Market Value.............................      $2,738,886          --              --             --                --
  Hartford Mortgage Securities Fund, Inc.
    Shares                            80,974
    Cost                          $  89,083
    Market Value.............................        --              $   87,758        --             --                --
  Hartford Index Fund, Inc.
    Shares                           617,728
    Cost                          $1,677,079
    Market Value.............................        --                --           $1,777,642        --                --
  Hartford International Opportunities Fund,
   Inc.
    Shares                           596,106
    Cost                          $ 808,867
    Market Value.............................        --                --              --            $ 771,633          --
  Hartford Dividend and Growth Fund, Inc.
    Shares                           654,867
    Cost                          $1,213,451
    Market Value.............................        --                --              --             --              $1,278,515
  Fidelity VIP Equity Income Fund
    Shares                            26,642
    Cost                          $ 598,135
    Market Value.............................        --                --              --             --                --
  Fidelity VIP Overseas Fund
    Shares                            14,251
    Cost                          $ 272,653
    Market Value.............................        --                --              --             --                --
  Fidelity VIP II Asset Manager Fund
    Shares                             7,420
    Cost                          $ 126,004
    Market Value.............................        --                --              --             --                --
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................          45,039          --              --               23,694           20,591
  Receivable from fund shares sold...........        --                --              46,923         --                --
                                               -----------------  ---------------  -----------      ----------      ------------
  Total Assets...............................       2,783,925            87,758     1,824,565          795,327        1,299,106
                                               -----------------  ---------------  -----------      ----------      ------------
LIABILITIES:
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................        --                --              47,271         --                --
  Payable for fund shares purchased..........          44,867          --              --               23,696           20,654
                                               -----------------  ---------------  -----------      ----------      ------------
  Total Liabilities..........................          44,867          --              47,271           23,696           20,654
                                               -----------------  ---------------  -----------      ----------      ------------
  Net Assets (variable life contract
   liabilities)..............................      $2,739,058        $   87,758     $1,777,294       $ 771,631        $1,278,452
                                               -----------------  ---------------  -----------      ----------      ------------
                                               -----------------  ---------------  -----------      ----------      ------------

  Units Owned by Participants................       1,282,344            65,034       765,093          513,886          639,647
  Unit Values................................      $ 2.135978        $ 1.349414     $2.322979        $1.501562        $1.998682

                                                  FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                                                 EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                                                   PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                  SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                               ------------------   -------------   ------------------
ASSETS:
Investments:
  Hartford Bond Fund, Inc.
    Shares                           726,781
    Cost                          $ 752,661
    Market Value.............................       --                  --               --
  Hartford Stock Fund, Inc.
    Shares                           355,432
    Cost                          $1,729,015
    Market Value.............................       --                  --               --
  HVA Money Market Fund, Inc.
    Shares                         7,024,335
    Cost                          $7,024,335
    Market Value.............................       --                  --               --
  Hartford Advisers Fund, Inc.
    Shares                           455,334
    Cost                          $1,128,250
    Market Value.............................       --                  --               --
  Hartford Capital Appreciation Fund, Inc.
    Shares                           621,102
    Cost                          $2,649,504
    Market Value.............................       --                  --               --
  Hartford Mortgage Securities Fund, Inc.
    Shares                            80,974
    Cost                          $  89,083
    Market Value.............................       --                  --               --
  Hartford Index Fund, Inc.
    Shares                           617,728
    Cost                          $1,677,079
    Market Value.............................       --                  --               --
  Hartford International Opportunities Fund,
   Inc.
    Shares                           596,106
    Cost                          $ 808,867
    Market Value.............................       --                  --               --
  Hartford Dividend and Growth Fund, Inc.
    Shares                           654,867
    Cost                          $1,213,451
    Market Value.............................       --                  --               --
  Fidelity VIP Equity Income Fund
    Shares                            26,642
    Cost                          $ 598,135
    Market Value.............................      $ 646,875            --               --
  Fidelity VIP Overseas Fund
    Shares                            14,251
    Cost                          $ 272,653
    Market Value.............................       --                $ 273,616          --
  Fidelity VIP II Asset Manager Fund
    Shares                             7,420
    Cost                          $ 126,004
    Market Value.............................       --                  --              $ 133,636
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................       --                       45          --
  Receivable from fund shares sold...........              3            --               --
                                                  ----------        -------------      ----------
  Total Assets...............................        646,878            273,661           133,636
                                                  ----------        -------------      ----------
LIABILITIES:
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................             37                 61                 3
  Payable for fund shares purchased..........       --                  --               --
                                                  ----------        -------------      ----------
  Total Liabilities..........................             37                 61                 3
                                                  ----------        -------------      ----------
  Net Assets (variable life contract
   liabilities)..............................      $ 646,841          $ 273,600         $ 133,633
                                                  ----------        -------------      ----------
                                                  ----------        -------------      ----------
  Units Owned by Participants................        368,530            201,754            87,786
  Unit Values................................      $1.755189          $1.356104         $1.522265

--------------------------------------------------------------------------------

SEPARATE ACCOUNT VARIABLE LIFE ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                              MONEY
                                                BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..................................    $26,909      $ 11,815      $105,975        $16,534
                                               -----------   -----------   -----------   -------------
    Net investment income....................     26,909        11,815       105,975         16,534
                                               -----------   -----------   -----------   -------------
CAPITAL GAINS INCOME.........................     --               558        --                584
                                               -----------   -----------   -----------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................        148          (109)       --               (232)
  Net unrealized appreciation (depreciation)
   of investments during the period..........     10,267        91,919        --             22,216
                                               -----------   -----------   -----------   -------------
    Net gain (loss) on investments...........     10,415        91,810        --             21,984
                                               -----------   -----------   -----------   -------------
    Net increase (decrease) in net assets
     resulting from operations...............    $37,324      $104,183      $105,975        $39,102
                                               -----------   -----------   -----------   -------------
                                               -----------   -----------   -----------   -------------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                    CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                                               APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                                               -----------------   ---------------   -----------   ------------------   ------------
INVESTMENT INCOME:
  Dividends..................................      $  9,163            $ 3,444        $ 14,934          $  6,510          $12,804
                                                   --------            -------       -----------        --------        ------------
    Net investment income....................         9,163              3,444          14,934             6,510           12,804
                                                   --------            -------       -----------        --------        ------------
CAPITAL GAINS INCOME.........................        10,410            --                4,291            14,471              815
                                                   --------            -------       -----------        --------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................           716                 28             463              (828)             360
  Net unrealized appreciation (depreciation)
   of investments during the period..........        89,337             (1,336)        100,497           (37,302)          65,053
                                                   --------            -------       -----------        --------        ------------
    Net gain (loss) on investments...........        90,053             (1,308)        100,960           (38,130)          65,413
                                                   --------            -------       -----------        --------        ------------
    Net increase (decrease) in net assets
     resulting from operations...............      $109,626            $ 2,136        $120,185          $(17,149)         $79,032
                                                   --------            -------       -----------        --------        ------------
                                                   --------            -------       -----------        --------        ------------

                                                  FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                                                 EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                                                   PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                  SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                               ------------------   -------------   ------------------
INVESTMENT INCOME:
  Dividends..................................       $   374            $  373             $   66
                                                    -------            ------             ------
    Net investment income....................           374               373                 66
                                                    -------            ------             ------
CAPITAL GAINS INCOME.........................         1,882             1,481                165
                                                    -------            ------             ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................         1,671              (138)                28
  Net unrealized appreciation (depreciation)
   of investments during the period..........        48,686               919              7,582
                                                    -------            ------             ------
    Net gain (loss) on investments...........        50,357               781              7,610
                                                    -------            ------             ------
    Net increase (decrease) in net assets
     resulting from operations...............       $52,613            $2,635             $7,841
                                                    -------            ------             ------
                                                    -------            ------             ------

--------------------------------------------------------------------------------

SEPARATE ACCOUNT VARIABLE LIFE ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                              MONEY
                                                BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -----------   -----------   ------------  -------------
OPERATIONS:
  Net investment income......................   $ 26,909     $   11,815    $    105,975   $   16,534
  Capital gains income.......................     --                558         --               584
  Net realized gain (loss) on security
   transactions..............................        148           (109)        --              (232)
  Net unrealized appreciation (depreciation)
   of investments during the period..........     10,267         91,919         --            22,216
                                               -----------   -----------   ------------  -------------
  Net increase (decrease) in net assets
   resulting from operations.................     37,324        104,183         105,975       39,102
                                               -----------   -----------   ------------  -------------
UNIT TRANSACTIONS:
  Purchases..................................     58,303        110,273      26,348,230       17,300
  Net transfers..............................    674,390      1,673,468     (17,219,898)   1,125,736
  Surrenders.................................     (6,137)       (12,105)        (76,531)      (8,960)
  Net loan withdrawals.......................     11,825           (221)     (2,085,251)      (2,510)
  Cost of insurance..........................    (13,939)       (55,771)       (460,124)     (21,190)
                                               -----------   -----------   ------------  -------------
  Net increase in net assets resulting from
   unit transactions.........................    724,442      1,715,644       6,506,426    1,110,376
                                               -----------   -----------   ------------  -------------
  Total increase in net assets...............    761,766      1,819,827       6,612,401    1,149,478
NET ASSETS:
  Beginning of period........................      1,144          1,234         412,016        1,055
                                               -----------   -----------   ------------  -------------
  End of period..............................   $762,910     $1,821,061    $  7,024,417   $1,150,533
                                               -----------   -----------   ------------  -------------
                                               -----------   -----------   ------------  -------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION,
 OCTOBER 3, 1996 TO DECEMBER 31, 1996

                                                                              MONEY
                                                BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -----------   -----------   ------------  -------------
OPERATIONS:
  Net investment income......................   $     17     $        3    $        137   $        7
  Net unrealized appreciation of investments
   during the period.........................         12             61         --                48
                                               -----------   -----------   ------------  -------------
  Net increase in net assets resulting from
   operations................................         29             64             137           55
                                               -----------   -----------   ------------  -------------
UNIT TRANSACTIONS:
  Purchases..................................      1,000          1,000         436,756        1,000
  Net transfers..............................        115            170         (18,268)     --
  Surrenders.................................     --             --              (2,162)     --
  Cost of insurance..........................     --             --              (4,447)     --
                                               -----------   -----------   ------------  -------------
  Net increase in net assets resulting from
   unit transactions.........................      1,115          1,170         411,879        1,000
                                               -----------   -----------   ------------  -------------
  Total increase in net assets...............      1,144          1,234         412,016        1,055
NET ASSETS:
  Beginning of period........................     --             --             --           --
                                               -----------   -----------   ------------  -------------
  End of period..............................   $  1,144     $    1,234    $    412,016   $    1,055
                                               -----------   -----------   ------------  -------------
                                               -----------   -----------   ------------  -------------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                    CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                                               APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                                               -----------------   ---------------   -----------   ------------------   ------------
OPERATIONS:
  Net investment income......................     $    9,163           $ 3,444       $   14,934         $  6,510         $   12,804
  Capital gains income.......................         10,410           --                 4,291           14,471                815
  Net realized gain (loss) on security
   transactions..............................            716                28              463             (828)               360
  Net unrealized appreciation (depreciation)
   of investments during the period..........         89,337            (1,336)         100,497          (37,302)            65,053
                                               -----------------   ---------------   -----------      ----------        ------------
  Net increase (decrease) in net assets
   resulting from operations.................        109,626             2,136          120,185          (17,149)            79,032
                                               -----------------   ---------------   -----------      ----------        ------------
UNIT TRANSACTIONS:
  Purchases..................................        308,974             1,853           68,957          176,177             62,971
  Net transfers..............................      2,397,785            76,873        1,641,927          650,101          1,157,823
  Surrenders.................................        (23,361)             (640)         (13,070)         (15,973)            (7,195)
  Net loan withdrawals.......................          6,968             7,850           (7,681)              88              3,918
  Cost of insurance..........................        (63,644)           (1,339)         (34,163)         (25,871)           (22,528)
                                               -----------------   ---------------   -----------      ----------        ------------
  Net increase in net assets resulting from
   unit transactions.........................      2,626,722            84,597        1,655,970          784,522          1,194,989
                                               -----------------   ---------------   -----------      ----------        ------------
  Total increase in net assets...............      2,736,348            86,733        1,776,155          767,373          1,274,021
NET ASSETS:
  Beginning of period........................          2,710             1,025            1,139            4,258              4,431
                                               -----------------   ---------------   -----------      ----------        ------------
  End of period..............................     $2,739,058           $87,758       $1,777,294         $771,631         $1,278,452
                                               -----------------   ---------------   -----------      ----------        ------------
                                               -----------------   ---------------   -----------      ----------        ------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION,
 OCTOBER 3, 1996 TO DECEMBER 31, 1996

                                                    CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                                               APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                                               -----------------   ---------------   -----------   ------------------   ------------
OPERATIONS:
  Net investment income......................     $        3           $    14       $        5         $      8         $       11
  Net unrealized appreciation of investments
   during the period.........................             46                11               65               68                 12
                                               -----------------   ---------------   -----------      ----------        ------------
  Net increase in net assets resulting from
   operations................................             49                25               70               76                 23
                                               -----------------   ---------------   -----------      ----------        ------------
UNIT TRANSACTIONS:
  Purchases..................................          1,000             1,000            1,000            1,000              1,000
  Net transfers..............................          1,661           --                    69            3,182              3,436
  Surrenders.................................       --                 --                --             --                      (11)
  Cost of insurance..........................       --                 --                --             --                      (17)
                                               -----------------   ---------------   -----------      ----------        ------------
  Net increase in net assets resulting from
   unit transactions.........................          2,661             1,000            1,069            4,182              4,408
                                               -----------------   ---------------   -----------      ----------        ------------
  Total increase in net assets...............          2,710             1,025            1,139            4,258              4,431
NET ASSETS:
  Beginning of period........................       --                 --                --             --                  --
                                               -----------------   ---------------   -----------      ----------        ------------
  End of period..............................     $    2,710           $ 1,025       $    1,139         $  4,258         $    4,431
                                               -----------------   ---------------   -----------      ----------        ------------
                                               -----------------   ---------------   -----------      ----------        ------------

                                                  FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                                                 EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                                                   PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                  SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                               ------------------   -------------   ------------------
OPERATIONS:
  Net investment income......................       $    374          $    373           $     66
  Capital gains income.......................          1,882             1,481                165
  Net realized gain (loss) on security
   transactions..............................          1,671              (138)                28
  Net unrealized appreciation (depreciation)
   of investments during the period..........         48,686               919              7,582
                                                  ----------        -------------      ----------
  Net increase (decrease) in net assets
   resulting from operations.................         52,613             2,635              7,841
                                                  ----------        -------------      ----------
UNIT TRANSACTIONS:
  Purchases..................................         43,181            22,743              8,385
  Net transfers..............................        579,483           257,320            121,381
  Surrenders.................................        (11,517)           (3,860)            (1,502)
  Net loan withdrawals.......................         (3,459)              (12)          --
  Cost of insurance..........................        (15,244)           (6,270)            (3,522)
                                                  ----------        -------------      ----------
  Net increase in net assets resulting from
   unit transactions.........................        592,444           269,921            124,742
                                                  ----------        -------------      ----------
  Total increase in net assets...............        645,057           272,556            132,583
NET ASSETS:
  Beginning of period........................          1,784             1,044              1,050
                                                  ----------        -------------      ----------
  End of period..............................       $646,841          $273,600           $133,633
                                                  ----------        -------------      ----------
                                                  ----------        -------------      ----------
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION,
 OCTOBER 3, 1996 TO DECEMBER 31, 1996
                                                  FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                                                 EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                                                   PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                  SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                               ------------------   -------------   ------------------
OPERATIONS:
  Net investment income......................       $--               $ --               $--
  Net unrealized appreciation of investments
   during the period.........................             54                44                 50
                                                  ----------        -------------      ----------
  Net increase in net assets resulting from
   operations................................             54                44                 50
                                                  ----------        -------------      ----------
UNIT TRANSACTIONS:
  Purchases..................................          1,000             1,000              1,000
  Net transfers..............................            760            --               --
  Surrenders.................................            (13)           --               --
  Cost of insurance..........................            (17)           --               --
                                                  ----------        -------------      ----------
  Net increase in net assets resulting from
   unit transactions.........................          1,730             1,000              1,000
                                                  ----------        -------------      ----------
  Total increase in net assets...............          1,784             1,044              1,050
NET ASSETS:
  Beginning of period........................       --                  --               --
                                                  ----------        -------------      ----------
  End of period..............................       $  1,784          $  1,044           $  1,050
                                                  ----------        -------------      ----------
                                                  ----------        -------------      ----------

--------------------------------------------------------------------------------

                       SEPARATE ACCOUNT VARIABLE LIFE ONE
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

 1. ORGANIZATION:
    Separate Account Variable Life One (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include twelve sub-accounts which invest solely in the Hartford and Fidelity Mutual Funds (the Funds). The other ten sub-accounts, which invest in the Putnam VT Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2. SIGNIFICANT ACCOUNTING POLICIES:
    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION -- The investment in shares of the funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3. ADMINISTRATION OF THE ACCOUNT
   AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT Hartford Life and Annuity Insurance Company
Putnam Capital Manager Trust Separate Account Variable Life One and to The Owners of Units of Interest therein:

We have audited the accompanying statement of assets and liabilities of Diversified Income Fund Sub-Account, Global Asset Allocation Fund Sub-Account, Global Growth Fund Sub-Account, Growth and Income Fund Sub-Account, High Yield Fund Sub-Account, New Opportunities Fund Sub-Account, Money Market Fund Sub-Account, U.S. Government and High Quality Bond Fund Sub-Account, Utilities Growth and Income Fund Sub-Account and Voyager Fund Sub-Account (ITT Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Variable Life One) (the Account) as of December 31, 1997, and the related statements of operations and changes in net assets for the period from inception, October 3, 1996, to December 31, 1996. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diversified Income Fund Sub-Account, Global Asset Allocation Fund Sub-Account, Global Growth Fund Sub-Account, Growth and Income Fund Sub-Account, High Yield Fund Sub-Account, New Opportunities Fund Sub-Account, Money Market Fund Sub-Account, U.S. Government and High Quality Bond Fund Sub-Account, Utilities Growth and Income Fund Sub-Account and Voyager Fund Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Variable Life One) as of December 31, 1997, the results of its operations and the changes in its net assets for the year ended December 31, 1997, and the period from inception, October 3, 1996, to December 31, 1996, in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 16, 1998

--------------------------------------------------------------------------------

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                 GLOBAL
                                                                  ASSET
                                                DIVERSIFIED    ALLOCATION      GLOBAL       GROWTH AND
                                                INCOME FUND       FUND       GROWTH FUND    INCOME FUND
                                                SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -------------   -----------   -----------   -------------
ASSETS:
Investments:
  Putnam VT Diversified Income Fund
    Shares                         3,767
    Cost                      $  40,753
    Market Value.............................    $   42,610        --            --            --
  Putnam VT Global Asset Allocation Fund
    Shares                        16,572
    Cost                      $ 301,555
    Market Value.............................       --         $  310,895        --            --
  Putnam VT Global Growth Fund
    Shares                        89,160
    Cost                      $1,609,306
    Market Value.............................       --             --        $1,635,197        --
  Putnam VT Growth and Income Fund
    Shares                        49,384
    Cost                      $1,339,139
    Market Value.............................       --             --            --         $1,398,555
  Putnam VT High Yield Fund
    Shares                        20,901
    Cost                      $ 264,318
    Market Value.............................       --             --            --            --
  Putnam VT Money Market Fund
    Shares                       127,226
    Cost                      $ 127,226
    Market Value.............................       --             --            --            --
  Putnam VT New Opportunities Fund
    Shares                        53,976
    Cost                      $1,017,484
    Market Value.............................       --             --            --            --
  Putnam VT U.S. Government and High Quality
   Fund
    Shares                        88,902
    Cost                      $1,151,531
    Market Value.............................       --             --            --            --
  Putnam VT Utilities Growth & Income Fund
    Shares                        15,145
    Cost                      $ 215,652
    Market Value.............................       --             --            --            --
  Putnam VT Voyager Fund
    Shares                        36,930
    Cost                      $1,291,283
    Market Value.............................       --             --            --            --
  Due From ITT Hartford Life & Annuity
   Insurance Company.........................       --                 15        48,400        --
  Receivable from fund shares sold...........       --             --            --                672
                                               -------------   -----------   -----------   -------------
  Total Assets...............................        42,610       310,910     1,683,597      1,399,227
                                               -------------   -----------   -----------   -------------
LIABILITIES:
  Due to ITT Hartford Life & Annuity
   Insurance Company.........................       --             --            --                760
  Payable for fund shares purchased..........       --             --            48,377        --
                                               -------------   -----------   -----------   -------------
  Total Liabilities..........................       --             --            48,377            760
                                               -------------   -----------   -----------   -------------
  Net Assets (variable life contract
   liabilities)..............................    $   42,610    $  310,910    $1,635,220     $1,398,467
                                               -------------   -----------   -----------   -------------
                                               -------------   -----------   -----------   -------------
Variable life contracts
Individual Sub-Accounts:
  Units Owned by Participants................         3,289        16,976        89,968         63,251
  Unit Price.................................    $12.954542    $18.314650    $18.175599     $22.109731
  Contract Liability.........................    $   42,610    $  310,910    $1,635,220     $1,398,467

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                           U.S. GOVERNMENT
                                                                                                                 AND
                                                     HIGH               MONEY               NEW              HIGH QUALITY
                                                  YIELD FUND         MARKET FUND     OPPORTUNITIES FUND       BOND FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                               -----------------   ---------------   ------------------   ------------------
ASSETS:
Investments:
  Putnam VT Diversified Income Fund
    Shares                         3,767
    Cost                      $  40,753
    Market Value.............................       --                  --                 --                   --
  Putnam VT Global Asset Allocation Fund
    Shares                        16,572
    Cost                      $ 301,555
    Market Value.............................       --                  --                 --                   --
  Putnam VT Global Growth Fund
    Shares                        89,160
    Cost                      $1,609,306
    Market Value.............................       --                  --                 --                   --
  Putnam VT Growth and Income Fund
    Shares                        49,384
    Cost                      $1,339,139
    Market Value.............................       --                  --                 --                   --
  Putnam VT High Yield Fund
    Shares                        20,901
    Cost                      $ 264,318
    Market Value.............................     $  284,667            --                 --                   --
  Putnam VT Money Market Fund
    Shares                       127,226
    Cost                      $ 127,226
    Market Value.............................       --               $  127,226            --                   --
  Putnam VT New Opportunities Fund
    Shares                        53,976
    Cost                      $1,017,484
    Market Value.............................       --                  --               $1,145,919             --
  Putnam VT U.S. Government and High Quality
   Fund
    Shares                        88,902
    Cost                      $1,151,531
    Market Value.............................       --                  --                 --                 $1,193,060
  Putnam VT Utilities Growth & Income Fund
    Shares                        15,145
    Cost                      $ 215,652
    Market Value.............................       --                  --                 --                   --
  Putnam VT Voyager Fund
    Shares                        36,930
    Cost                      $1,291,283
    Market Value.............................       --                  --                 --                   --
  Due From ITT Hartford Life & Annuity
   Insurance Company.........................          6,365            --                       34               41,064
  Receivable from fund shares sold...........       --                  --                        2             --
                                               -----------------   ---------------   ------------------   ------------------
  Total Assets...............................        291,032            127,226           1,145,955            1,234,124
                                               -----------------   ---------------   ------------------   ------------------
LIABILITIES:
  Due to ITT Hartford Life & Annuity
   Insurance Company.........................       --                        1            --                   --
  Payable for fund shares purchased..........          6,363            --                 --                     41,060
                                               -----------------   ---------------   ------------------   ------------------
  Total Liabilities..........................          6,363                  1            --                     41,060
                                               -----------------   ---------------   ------------------   ------------------
  Net Assets (variable life contract
   liabilities)..............................     $  284,669         $  127,225          $1,145,955           $1,193,064
                                               -----------------   ---------------   ------------------   ------------------
                                               -----------------   ---------------   ------------------   ------------------
Variable life contracts
Individual Sub-Accounts:
  Units Owned by Participants................         17,205            103,320              62,672               87,822
  Unit Price.................................     $16.545266         $ 1.231375          $18.284859           $13.584990
  Contract Liability.........................     $  284,669         $  127,225          $1,145,955           $1,193,064


                                                UTILITIES
                                                GROWTH AND
                                               INCOME FUND    VOYAGER FUND
                                               SUB-ACCOUNT    SUB-ACCOUNT
                                               ------------   ------------
ASSETS:
Investments:
  Putnam VT Diversified Income Fund
    Shares                         3,767
    Cost                      $  40,753
    Market Value.............................      --             --
  Putnam VT Global Asset Allocation Fund
    Shares                        16,572
    Cost                      $ 301,555
    Market Value.............................      --             --
  Putnam VT Global Growth Fund
    Shares                        89,160
    Cost                      $1,609,306
    Market Value.............................      --             --
  Putnam VT Growth and Income Fund
    Shares                        49,384
    Cost                      $1,339,139
    Market Value.............................      --             --
  Putnam VT High Yield Fund
    Shares                        20,901
    Cost                      $ 264,318
    Market Value.............................      --             --
  Putnam VT Money Market Fund
    Shares                       127,226
    Cost                      $ 127,226
    Market Value.............................      --             --
  Putnam VT New Opportunities Fund
    Shares                        53,976
    Cost                      $1,017,484
    Market Value.............................      --             --
  Putnam VT U.S. Government and High Quality
   Fund
    Shares                        88,902
    Cost                      $1,151,531
    Market Value.............................      --             --
  Putnam VT Utilities Growth & Income Fund
    Shares                        15,145
    Cost                      $ 215,652
    Market Value.............................   $  259,593        --
  Putnam VT Voyager Fund
    Shares                        36,930
    Cost                      $1,291,283
    Market Value.............................      --          $1,443,206
  Due From ITT Hartford Life & Annuity
   Insurance Company.........................           10        --
  Receivable from fund shares sold...........      --                 500
                                               ------------   ------------
  Total Assets...............................      259,603      1,443,706
                                               ------------   ------------
LIABILITIES:
  Due to ITT Hartford Life & Annuity
   Insurance Company.........................      --                 287
  Payable for fund shares purchased..........      --             --
                                               ------------   ------------
  Total Liabilities..........................      --                 287
                                               ------------   ------------
  Net Assets (variable life contract
   liabilities)..............................   $  259,603     $1,443,419
                                               ------------   ------------
                                               ------------   ------------
Variable life contracts
Individual Sub-Accounts:
  Units Owned by Participants................       13,788         62,251
  Unit Price.................................   $18.827631     $23.187025
  Contract Liability.........................   $  259,603     $1,443,419

--------------------------------------------------------------------------------

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                 GLOBAL
                                                                  ASSET
                                                DIVERSIFIED    ALLOCATION      GLOBAL       GROWTH AND
                                                INCOME FUND       FUND       GROWTH FUND    INCOME FUND
                                                SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -------------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..................................    $       99    $      780    $    7,355     $    2,061
                                                     ------    -----------   -----------   -------------
CAPITAL GAINS INCOME.........................            16         1,333         7,911          5,017
                                                     ------    -----------   -----------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................           273            46           727             47
  Net unrealized appreciation (depreciation)
   of investments
    during the period........................         1,827         9,293        25,838         59,382
                                                     ------    -----------   -----------   -------------
    Net gain (loss) on investments...........         2,100         9,339        26,565         59,429
                                                     ------    -----------   -----------   -------------
    Net increase (decrease) in net assets
     resulting from operations...............    $    2,215    $   11,452    $   41,831     $   66,507
                                                     ------    -----------   -----------   -------------
                                                     ------    -----------   -----------   -------------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                           U.S. GOVERNMENT
                                                                                                                 AND
                                                     HIGH               MONEY               NEW              HIGH QUALITY
                                                  YIELD FUND         MARKET FUND     OPPORTUNITIES FUND       BOND FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                               -----------------   ---------------   ------------------   ------------------
INVESTMENT INCOME:
  Dividends..................................     $    1,448         $    1,772           $--                 $   16,959
                                                     -------             ------           --------               -------
CAPITAL GAINS INCOME.........................            168            --                --                    --
                                                     -------             ------           --------               -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................            208            --                 (11,593)                  549
  Net unrealized appreciation (depreciation)
   of investments
    during the period........................         20,324            --                 128,498                41,518
                                                     -------             ------           --------               -------
    Net gain (loss) on investments...........         20,532            --                 116,905                42,067
                                                     -------             ------           --------               -------
    Net increase (decrease) in net assets
     resulting from operations...............     $   22,148         $    1,772           $116,905            $   59,026
                                                     -------             ------           --------               -------
                                                     -------             ------           --------               -------


                                                UTILITIES
                                                GROWTH AND
                                               INCOME FUND    VOYAGER FUND
                                               SUB-ACCOUNT    SUB-ACCOUNT
                                               ------------   ------------
INVESTMENT INCOME:
  Dividends..................................   $      165     $      405
                                               ------------   ------------
CAPITAL GAINS INCOME.........................          225          8,720
                                               ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on security
   transactions..............................           65          8,423
  Net unrealized appreciation (depreciation)
   of investments
    during the period........................       43,867        151,950
                                               ------------   ------------
    Net gain (loss) on investments...........       43,932        160,373
                                               ------------   ------------
    Net increase (decrease) in net assets
     resulting from operations...............   $   44,322     $  169,498
                                               ------------   ------------
                                               ------------   ------------

--------------------------------------------------------------------------------

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT VARIABLE LIFE ONE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                 GLOBAL
                                                                  ASSET
                                                DIVERSIFIED    ALLOCATION      GLOBAL       GROWTH AND
                                                INCOME FUND       FUND       GROWTH FUND    INCOME FUND
                                                SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -------------   -----------   -----------   -------------
OPERATIONS:
  Net investment income (loss)...............    $       99    $      780    $    7,355     $    2,061
  Capital gains income.......................            16         1,333         7,911          5,017
  Net realized gain (loss) on security
   transactions..............................           273            46           727             47
  Net unrealized appreciation (depreciation)
   of investments
    during the period........................         1,827         9,293        25,838         59,382
                                               -------------   -----------   -----------   -------------
  Net increase (decrease) in net assets
   resulting from operations.................         2,215        11,452        41,831         66,507
                                               -------------   -----------   -----------   -------------
UNIT TRANSACTIONS:
  Purchases..................................         1,122        21,636       197,403         58,290
  Net transfers..............................        39,712       284,558     1,455,386      1,311,232
  Surrenders.................................          (348)       (2,233)      (24,833)        (8,041)
  Net loan activity..........................       --                (16)        7,540         (2,944)
  Cost of insurance..........................        (1,121)       (5,581)      (43,722)       (31,097)
                                               -------------   -----------   -----------   -------------
  Net increase (decrease) in net assets
   resulting from unit
   transactions..............................        39,365       298,364     1,591,774      1,327,440
                                               -------------   -----------   -----------   -------------
  Total increase (decrease) in net assets....        41,580       309,816     1,633,605      1,393,947
NET ASSETS:
  Beginning of period........................         1,030         1,094         1,615          4,520
                                               -------------   -----------   -----------   -------------
  End of period..............................    $   42,610    $  310,910    $1,635,220     $1,398,467
                                               -------------   -----------   -----------   -------------
                                               -------------   -----------   -----------   -------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION OCTOBER 3, 1996 TO DECEMBER 31, 1996

                                                                 GLOBAL
                                                                  ASSET
                                                DIVERSIFIED    ALLOCATION      GLOBAL       GROWTH AND
                                                INCOME FUND       FUND       GROWTH FUND    INCOME FUND
                                                SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                               -------------   -----------   -----------   -------------
OPERATIONS:
  Net investment income (loss)...............    $  --         $   --        $   --         $  --
  Capital gains income.......................       --             --            --            --
  Net realized gain(loss) on security
   transactions..............................       --             --            --            --
  Net unrealized appreciation (depreciation)
   of investments during the period..........            30            48            53             34
                                               -------------   -----------   -----------   -------------
  Net increase (decrease) in net assets
   resulting from operations.................            30            48            53             34
                                               -------------   -----------   -----------   -------------
UNIT TRANSACTIONS:
  Purchases..................................         1,000         1,000         1,000          1,000
  Net transfers..............................       --                 46           562          3,515
  Surrenders.................................       --             --            --                (12)
  Net loan activity..........................       --             --            --            --
  Cost of insurance..........................       --             --            --                (17)
                                               -------------   -----------   -----------   -------------
  Net increase (decrease) in net assets
   resulting from unit transactions..........         1,000         1,046         1,562          4,486
                                               -------------   -----------   -----------   -------------
  Total increase (decrease) in net assets....         1,030         1,094         1,615          4,520
NET ASSETS:
  Beginning of period........................       --             --            --            --
                                               -------------   -----------   -----------   -------------
  End of Period..............................    $    1,030    $    1,094    $    1,615     $    4,520
                                               -------------   -----------   -----------   -------------
                                               -------------   -----------   -----------   -------------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                           U.S. GOVERNMENT
                                                                                                                 AND
                                                     HIGH               MONEY               NEW              HIGH QUALITY
                                                  YIELD FUND         MARKET FUND     OPPORTUNITIES FUND       BOND FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                               -----------------   ---------------   ------------------   ------------------
OPERATIONS:
  Net investment income (loss)...............     $    1,448         $    1,772          $ --                 $   16,959
  Capital gains income.......................            168            --                 --                   --
  Net realized gain (loss) on security
   transactions..............................            208            --                  (11,593)                 549
  Net unrealized appreciation (depreciation)
   of investments
    during the period........................         20,324            --                  128,498               41,518
                                                    --------       ---------------   ------------------   ------------------
  Net increase (decrease) in net assets
   resulting from operations.................         22,148              1,772             116,905               59,026
                                                    --------       ---------------   ------------------   ------------------
UNIT TRANSACTIONS:
  Purchases..................................          9,010            --                   90,292              188,414
  Net transfers..............................        261,651            127,202             989,240              981,563
  Surrenders.................................         (2,778)              (810)            (15,731)             (15,612)
  Net loan activity..........................            (27)           --                   (4,120)               7,877
  Cost of insurance..........................         (6,360)            (1,951)            (31,626)             (32,535)
                                                    --------       ---------------   ------------------   ------------------
  Net increase (decrease) in net assets
   resulting from unit
   transactions..............................        261,496            124,441           1,028,055            1,129,707
                                                    --------       ---------------   ------------------   ------------------
  Total increase (decrease) in net assets....        283,644            126,213           1,144,960            1,188,733
NET ASSETS:
  Beginning of period........................          1,025              1,012                 995                4,331
                                                    --------       ---------------   ------------------   ------------------
  End of period..............................     $  284,669         $  127,225          $1,145,955           $1,193,064
                                                    --------       ---------------   ------------------   ------------------
                                                    --------       ---------------   ------------------   ------------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION OCTOBER 3, 1996 TO DECEMBER 31, 1996

                                                                                                           U.S. GOVERNMENT
                                                                                                                 AND
                                                     HIGH               MONEY               NEW              HIGH QUALITY
                                                  YIELD FUND         MARKET FUND     OPPORTUNITIES FUND       BOND FUND
                                                  SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                               -----------------   ---------------   ------------------   ------------------
OPERATIONS:
  Net investment income (loss)...............     $ --               $       12          $ --                 $ --
  Capital gains income.......................       --                  --                 --                   --
  Net realized gain(loss) on security
   transactions..............................       --                  --                 --                   --
  Net unrealized appreciation (depreciation)
   of investments during the period..........             25            --                      (62)                  11
                                                    --------       ---------------   ------------------   ------------------
  Net increase (decrease) in net assets
   resulting from operations.................             25                 12                 (62)                  11
                                                    --------       ---------------   ------------------   ------------------
UNIT TRANSACTIONS:
  Purchases..................................          1,000              1,000               1,000                1,000
  Net transfers..............................       --                  --                       57                3,320
  Surrenders.................................       --                  --                 --                   --
  Net loan activity..........................       --                  --                 --                   --
  Cost of insurance..........................       --                  --                 --                   --
                                                    --------       ---------------   ------------------   ------------------
  Net increase (decrease) in net assets
   resulting from unit transactions..........          1,000              1,000               1,057                4,320
                                                    --------       ---------------   ------------------   ------------------
  Total increase (decrease) in net assets....          1,025              1,012                 995                4,331
NET ASSETS:
  Beginning of period........................       --                  --                 --                   --
                                                    --------       ---------------   ------------------   ------------------
  End of Period..............................     $    1,025         $    1,012          $      995           $    4,331
                                                    --------       ---------------   ------------------   ------------------
                                                    --------       ---------------   ------------------   ------------------


                                                UTILITIES
                                                GROWTH AND
                                               INCOME FUND    VOYAGER FUND
                                               SUB-ACCOUNT    SUB-ACCOUNT
                                               ------------   ------------
OPERATIONS:
  Net investment income (loss)...............   $      165     $      405
  Capital gains income.......................          225          8,720
  Net realized gain (loss) on security
   transactions..............................           65          8,423
  Net unrealized appreciation (depreciation)
   of investments
    during the period........................       43,867        151,950
                                               ------------   ------------
  Net increase (decrease) in net assets
   resulting from operations.................       44,322        169,498
                                               ------------   ------------
UNIT TRANSACTIONS:
  Purchases..................................       18,312        111,483
  Net transfers..............................      206,398      1,206,671
  Surrenders.................................       (1,613)         2,463
  Net loan activity..........................          (43)        (4,450)
  Cost of insurance..........................       (8,846)       (44,593)
                                               ------------   ------------
  Net increase (decrease) in net assets
   resulting from unit
   transactions..............................      214,208      1,271,574
                                               ------------   ------------
  Total increase (decrease) in net assets....      258,530      1,441,072
NET ASSETS:
  Beginning of period........................        1,073          2,347
                                               ------------   ------------
  End of period..............................   $  259,603     $1,443,419
                                               ------------   ------------
                                               ------------   ------------
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION OCTOBER 3, 1996

                                                UTILITIES
                                                GROWTH AND
                                               INCOME FUND    VOYAGER FUND
                                               SUB-ACCOUNT    SUB-ACCOUNT
                                               ------------   ------------
OPERATIONS:
  Net investment income (loss)...............   $  --          $  --
  Capital gains income.......................      --             --
  Net realized gain(loss) on security
   transactions..............................      --             --
  Net unrealized appreciation (depreciation)
   of investments during the period..........           73            (28)
                                               ------------   ------------
  Net increase (decrease) in net assets
   resulting from operations.................           73            (28)
                                               ------------   ------------
UNIT TRANSACTIONS:
  Purchases..................................        1,000          1,000
  Net transfers..............................      --               1,375
  Surrenders.................................      --             --
  Net loan activity..........................      --             --
  Cost of insurance..........................      --             --
                                               ------------   ------------
  Net increase (decrease) in net assets
   resulting from unit transactions..........        1,000          2,375
                                               ------------   ------------
  Total increase (decrease) in net assets....        1,073          2,347
NET ASSETS:
  Beginning of period........................      --             --
                                               ------------   ------------
  End of Period..............................   $    1,073     $    2,347
                                               ------------   ------------
                                               ------------   ------------

--------------------------------------------------------------------------------

                          PUTNAM CAPITAL MANAGER TRUST
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       SEPARATE ACCOUNT VARIABLE LIFE ONE
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

 1. ORGANIZATION:

    Separate Account Variable Life One (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include ten sub-accounts which invest solely in the Putnam VT funds (the Funds). The other twelve subaccounts, which invest in the Hartford and Fidelity Mutual Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2. SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    A) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    B) SECURITY VALUATION--The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    C) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    D) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3. ADMINISTRATION OF THE ACCOUNT
   AND CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of ITT Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of ITT Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1.

In our opinion, because the differences in accounting practices as described in
Note 1 are material, the statutory financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1997.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with statutory accounting practices as described in Note 1.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 27, 1998

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         STATUTORY STATEMENTS OF INCOME

                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------
                                                       1997        1996        1995
                                                    ----------  ----------  ----------
                                                                  ($000)
Revenues
  Premiums and annuity considerations.............  $  296,645  $  250,244  $  165,792
  Annuity and other fund deposits.................   1,981,246   1,897,347   1,087,661
  Net investment income...........................     102,285      98,441      78,787
  Commissions and expense allowances on
   reinsurance ceded..............................     396,921     370,637     183,380
  Reserve adjustment on reinsurance ceded.........   3,672,076   3,864,395   1,879,785
  Other revenues..................................     288,632     161,906     140,796
                                                    ----------  ----------  ----------
    Total Revenues................................   6,737,805   6,642,970   3,536,201
                                                    ----------  ----------  ----------
Benefits and Expenses
  Death and annuity benefits......................      66,013      60,111      53,029
  Surrenders and other benefit payments...........     461,733     276,720     221,392
  Commissions and other expenses..................     564,240     491,720     236,202
  Increase in aggregate reserves for future
   benefits.......................................      33,213      27,351      94,253
  Increase in liability for premium and other
   deposit funds..................................     640,006     207,156     460,124
  Net transfers to Separate Accounts..............   4,914,980   5,492,964   2,414,669
                                                    ----------  ----------  ----------
    Total Benefits and Expenses...................   6,680,185   6,556,022   3,479,669
                                                    ----------  ----------  ----------
Net Gain from Operations Before Federal Income
 Taxes............................................      57,620      86,948      56,532
  Federal income tax (benefit) expense............     (14,878)     19,360      14,048
                                                    ----------  ----------  ----------
Net Gain from Operations..........................      72,498      67,588      42,484
  Net realized capital gains, after tax...........       1,544         407         374
                                                    ----------  ----------  ----------
Net Income........................................  $   74,042  $   67,995  $   42,858
                                                    ----------  ----------  ----------
                                                    ----------  ----------  ----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATUTORY BALANCE SHEETS

                                                       AS OF DECEMBER 31,
                                                    ------------------------
                                                       1997         1996
                                                    -----------  -----------
                                                             ($000)
Assets
  Bonds...........................................  $ 1,501,311  $ 1,268,480
  Common stocks...................................       64,408       44,996
  Mortgage loans..................................       85,103            0
  Policy loans....................................       36,533       28,853
  Cash and short-term investments.................      309,432      176,830
  Other invested assets...........................       20,942        2,858
                                                    -----------  -----------
    Total cash and invested assets................    2,017,729    1,522,017
                                                    -----------  -----------
  Investment income due and accrued...............       15,878       14,555
  Premium balances receivable.....................          389          373
  Receivables from affiliates.....................        1,269          257
  Other assets....................................       22,788       19,099
  Separate Account assets.........................   23,208,728   14,619,324
                                                    -----------  -----------
    Total Assets..................................  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------
Liabilities
  Aggregate reserves for future benefits..........  $   605,183  $   571,970
  Policy and contract claims......................        5,672        6,806
  Liability for premium and other deposit funds...    1,795,149    1,155,143
  Asset valuation reserve.........................       13,670        7,442
  Payable to affiliates...........................       20,972       10,022
  Other liabilities...............................     (754,393)    (498,195)
  Separate Account liabilities....................   23,208,728   14,619,324
                                                    -----------  -----------
    Total liabilities.............................   24,894,981   15,872,512
                                                    -----------  -----------
Capital and Surplus
  Common stock....................................        2,500        2,500
  Gross paid-in and contributed surplus...........      226,043      226,043
  Unassigned funds................................      143,257       74,570
                                                    -----------  -----------
    Total capital and surplus.....................      371,800      303,113
                                                    -----------  -----------
  Total liabilities, capital and surplus..........  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
             STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------
                                                      1997        1996        1995
                                                    ---------   ---------   ---------
                                                                 ($000)

Capital and surplus -- beginning of year            $ 303,113   $ 238,334   $  91,285
                                                    ---------   ---------   ---------
  Net income......................................     74,042      67,995      42,858
  Change in net unrealized capital gains (losses)
   on common stocks and other invested assets.....      2,186      (5,171)      1,709
  Change in asset valuation reserve...............     (6,228)        568      (5,588)
  Change in non-admitted assets...................     (1,313)      1,387      (1,944)
  Aggregate write-ins for surplus (See Note 3)....          0           0       8,080
  Dividends to shareholder........................          0           0     (10,000)
  Paid-in surplus.................................          0           0     111,934
                                                    ---------   ---------   ---------
  Change in capital and surplus...................     68,687      64,779     147,049
                                                    ---------   ---------   ---------
  Capital and surplus -- end of year..............  $ 371,800   $ 303,113   $ 238,334
                                                    ---------   ---------   ---------
                                                    ---------   ---------   ---------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       STATUTORY STATEMENTS OF CASH FLOWS

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------
                                                       1997          1996          1995
                                                    -----------   -----------   -----------
                                                                    ($000)
Operations
  Premiums, annuity considerations and fund
   deposits.......................................  $ 2,277,874   $ 2,147,627   $ 1,253,511
  Investment income...............................      101,991       106,178        78,328
  Other income....................................    4,381,718     4,396,892     2,253,466
                                                    -----------   -----------   -----------
    Total income..................................    6,761,583     6,650,697     3,585,305
                                                    -----------   -----------   -----------
  Benefits Paid...................................      529,733       338,998       277,965
  Federal income taxes (received) paid on
   operations.....................................      (14,499)       28,857       208,423
  Other expenses..................................    5,754,725     6,254,139     2,664,385
                                                    -----------   -----------   -----------
  Total benefits and expenses.....................    6,269,959     6,621,994     3,150,773
                                                    -----------   -----------   -----------
  Net cash from operations........................      491,624        28,703       434,532
                                                    -----------   -----------   -----------
Proceeds from Investments
  Bonds...........................................      614,413       871,019       287,941
  Common stocks...................................       11,481        72,100            52
  Other...........................................          152            10            28
                                                    -----------   -----------   -----------
    Net investment proceeds.......................      626,046       943,129       288,021
                                                    -----------   -----------   -----------
Taxes Paid on Capital Gains.......................            0           936           226
Paid-In Surplus...................................            0             0       111,934
  Other Cash Provided.............................            0        41,998        28,199
                                                    -----------   -----------   -----------
    Total Proceeds................................    1,117,670     1,012,894       862,460
                                                    -----------   -----------   -----------
Cost of Investments Acquired
  Bonds...........................................      848,267       914,523       720,521
  Common stocks...................................       28,302        82,495        35,794
  Mortgage loans..................................       85,103             0             0
  Miscellaneous applications......................       18,548           130         2,146
                                                    -----------   -----------   -----------
    Total Investments Acquired....................      980,220       997,148       758,461
                                                    -----------   -----------   -----------
Other Cash Applied
  Dividends paid to stockholders..................            0             0        10,000
  Other...........................................        4,848        12,220         5,007
                                                    -----------   -----------   -----------
    Total other cash applied......................        4,848        12,220        15,007
                                                    -----------   -----------   -----------
      Total applications..........................      985,068     1,009,368       773,468
                                                    -----------   -----------   -----------
Net Change in Cash and Short-Term Investments.....      132,602         3,526        88,992
  Cash and Short-Term Investments, Beginning of
   Year...........................................      176,830       173,304        84,312
                                                    -----------   -----------   -----------
  Cash and Short-Term Investments, End of Year....  $   309,432   $   176,830   $   173,304
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------

    The accompanying notes are an integral part of these statutory financial statements.

--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    NOTES TO STATUTORY FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    ITT Hartford Life and Annuity Insurance Company ("ILA" or "the Company"), formerly known as ITT Life Insurance Corporation, is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"), which is majority owned by The Hartford Financial Services Group, Inc. ("The Hartford"), formerly a wholly owned subsidiary of ITT Corporation ("ITT"). On February 10, 1997, HLI filed a registration statement, as amended, with the Securities and Exchange Commission relating to the initial public offering of HLI Class A Common Stock (the "Offering"). Pursuant to the Offering on May 22, 1997, HLI sold to the public 26 million shares, representing 18.6% of the equity ownership of HLI. On December 19, 1995, ITT Corporation distributed all the outstanding shares of The Hartford to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, The Hartford became an independent, publicly traded company. During 1996, ILA re-domesticated from the State of Wisconsin to the State of Connecticut.

    ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

BASIS OF PRESENTATION

    The accompanying ILA statutory financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

    The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The most significant estimates are for determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

    Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;

(4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

(5) excluding certain GAAP assets designated as non-admitted assets (e.g., past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

(6) establishing accruals for post-retirement and post-employment health care benefits on an option basis, using a twenty year phase-in approach, whereas GAAP liabilities are recorded upon adoption of the applicable standard;

--------------------------------------------------------------------------------

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(9) the reporting of fixed maturities at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Net unrealized capital gains (losses) on securities net of tax". For statutory reporting purposes, Change in Net Unrealized Capital Gains (Losses) on Common Stocks and Other Invested Assets includes the change in unrealized gains (losses) on common stock reported at fair value; and

(10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method ("CARVM"), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.

    As of and for the years ended December 31, 1997, 1996 and 1995, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Net Income...............  $     58,050   $   41,202   $   38,821
Amortization and
 deferral of policy
 acquisition costs............      (345,658)    (341,572)    (174,341)
Change in unearned revenue
 reserve......................         4,641       55,504       32,300
Deferred taxes................        47,113        2,090        2,801
Separate accounts.............       282,818      306,978      146,635
Other, net....................        27,078        3,793       (3,358)
                                ------------   ----------   ----------
Statutory Net Income..........  $     74,042   $   67,995   $   42,858
                                ------------   ----------   ----------
                                ------------   ----------   ----------

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Capital and
 Surplus......................  $    570,469   $  503,887   $  455,541
Deferred policy acquisition
 costs........................    (1,283,771)    (938,114)    (596,542)
Unearned revenue reserve......       134,789      130,148       74,644
Deferred taxes................        64,522       12,823        1,493
Separate accounts.............       923,040      640,101      333,123
Asset valuation reserve.......       (13,670)      (7,442)      (8,010)
Unrealized gains (losses) on
 bonds........................        13,943        5,112       (1,696)
Adjustment relating to Lyndon
 contribution (see Note 3)....       (41,277)     (41,277)     (41,277)
Other, net....................         3,755       (2,125)      21,058
                                ------------   ----------   ----------
Statutory Capital and
 Surplus......................  $    371,800   $  303,113   $  238,334
                                ------------   ----------   ----------
                                ------------   ----------   ----------

AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

    Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.5% to 8.75% and using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based on Company experience.

    ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Statements of Income.

INVESTMENTS

    Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

    The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The reserve increased by $6,228 in 1997, decreased by $568 in 1996 and increased by $5,588 in 1995. Additionally, the Interest Maintenance Reserve

--------------------------------------------------------------------------------

("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes not included in IMR are reported in the Statutory Statements of Income. Realized investment gains and losses are determined on a specific identification basis. The amount of net capital losses reclassified from the IMR was $719 in 1997 and the amount of net capital gains reclassified was $1,413 and $39 in 1996 and 1995, respectively. The amount of income amortized was $85, $392 and $256 in 1997, 1996 and 1995, respectively.

OTHER LIABILITIES
    The amount reflected in other liabilities includes a receivable from the separate accounts of $923 million and $640 million as of December 31, 1997 and 1996, respectively. The balances are classified in accordance with NAIC accounting practices.

MORTGAGE LOANS
    Mortgage loans, carried at cost, which approximates fair value, include investments in assets backed by mortgage loan pools.

 2. INVESTMENTS:

(A) COMPONENTS OF NET INVESTMENT INCOME

                                  1997     1996      1995
                                --------  -------  --------
Interest income from bonds and
 short-term investments.......  $100,475  $89,940  $ 76,100
Interest income from policy
 loans........................     1,958    1,846     1,504
Interest and dividends from
 other investments............     1,005    7,864     2,288
                                --------  -------  --------
Gross investment income.......   103,438   99,650    79,892
Less: investment expenses.....     1,153    1,209     1,105
                                --------  -------  --------
Net investment income.........  $102,285  $98,441  $ 78,787
                                --------  -------  --------
                                --------  -------  --------

(B) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                        1997     1996      1995
                                      --------  -------  --------
Gross unrealized capital gains at
 end of year........................  $    537  $   713  $  1,724
Gross unrealized capital losses at
 end of year........................    (1,820)  (4,160)        0
                                      --------  -------  --------
Net unrealized capital (losses)
 gains..............................    (1,283)  (3,447)    1,724
Balance at beginning of year........    (3,447)   1,724        15
                                      --------  -------  --------
Change in net unrealized capital
 gains (losses) on common stocks....  $  2,164  $(5,171) $  1,709
                                      --------  -------  --------
                                      --------  -------  --------

(C) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                       1997      1996       1995
                                      -------  --------   --------
Gross unrealized capital gains at
 end of year........................  $23,357  $ 11,821   $ 22,251
Gross unrealized capital losses at
 end of year........................   (1,906)   (3,842)    (1,374)
                                      -------  --------   --------
Net unrealized capital gains........   21,451     7,979     20,877
Balance at beginning of year........    7,979    20,877     33,732
                                      -------  --------   --------
Change in net unrealized capital
 gains (losses) on bonds and
 short-term investments.............  $13,472  $(12,898)  $ 54,609
                                      -------  --------   --------
                                      -------  --------   --------

(D) COMPONENTS OF NET REALIZED CAPITAL GAINS

                                            1997      1996     1995
                                           -------   -------  ------
Bonds and short-term investments.........  $  (120)  $ 2,756  $   56
Common stocks............................        0         0      52
Real estate and other....................      114         0       0
                                           -------   -------  ------
Realized capital (losses) gains..........       (6)    2,756     208
Capital gains (benefit) tax..............     (831)      936    (205)
                                           -------   -------  ------
Net realized capital gains, after tax....      825     1,820     413
Less: IMR capital (losses) gains.........     (719)    1,413      39
                                           -------   -------  ------
Net realized capital gains...............  $ 1,544   $   407  $  374
                                           -------   -------  ------
                                           -------   -------  ------

(E) OFF-BALANCE SHEET INVESTMENTS

    The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1997 and 1996.

(F) CONCENTRATION OF CREDIT RISK

    Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

--------------------------------------------------------------------------------

(G) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    11,114     $    55      $   (51)   $    11,118
  Guaranteed and sponsored -- asset-backed...       55,506       1,056         (269)        56,293
States, municipalities and political
 subdivisions................................       26,404         329            0         26,733
International governments....................        7,609         500            0          8,109
Public utilities.............................       73,024         754         (132)        73,646
All other corporate..........................      517,715      14,110         (704)       531,121
All other corporate -- asset-backed..........      630,069       5,005         (739)       634,335
Short-term investments.......................      277,330          33           (8)       277,355
Certificates of deposit......................       93,770       1,515           (3)        95,282
Parents, subsidiaries and affiliates.........       86,100           0            0         86,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,778,641     $23,357      $(1,906)   $ 1,800,092
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    30,307     $   537      $     0    $    30,844
Common stock -- affiliated...................       35,384           0       (1,820)        33,564
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    65,691     $   537      $(1,820)   $    64,408
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    58,761     $     6      $  (195)   $    58,572
  Guaranteed and sponsored -- asset-backed...       78,237       1,477         (609)        79,105
States, municipalities and political
 subdivisions................................       25,958         163           (2)        26,119
International governments....................        7,447         205            0          7,652
Public utilities.............................       70,116         396         (424)        70,088
All other corporate..........................      410,530       6,357       (1,355)       415,532
All other corporate -- asset-backed..........      485,953       2,654       (1,081)       487,526
Short-term investments.......................      148,094           0          (66)       148,028
Certificates of deposit......................       83,378         563         (110)        83,831
Parents, subsidiaries and affiliates.........       48,100           0            0         48,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,416,574     $11,821      $(3,842)   $ 1,424,553
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    13,064     $   713      $     0    $    13,777
Common stock -- affiliated...................       35,379           0       (4,160)        31,219
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    48,443     $   713      $(4,160)   $    44,996
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

    The amortized cost and estimated fair value of bonds and short-term investments at December 31, 1997 by management's anticipated maturity are shown below. Asset-backed securities are distributed to maturity year based on ILA's estimate of the rate of future prepayments of principal

--------------------------------------------------------------------------------

over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting borrowers' rights to call or prepay their obligations.

                                               AMORTIZED    ESTIMATED
MATURITY                                          COST     FAIR VALUE
---------------------------------------------  ----------  -----------
Due in one year or less......................  $  424,518  $   696,203
Due after one year through five years........     586,980      708,365
Due after five years through ten years.......     451,963      295,896
Due after ten years..........................     315,180       99,628
                                               ----------  -----------
  Total......................................  $1,778,641  $ 1,800,092
                                               ----------  -----------
                                               ----------  -----------

    Proceeds from sales of investments in bonds and short-term investments during 1997, 1996 and 1995 were $367,626, $668,078 and $313,961, respectively, resulting in gross realized gains of $964, $3,675 and $1,419, respectively, and gross realized losses of $1,084, $919 and $1,263, respectively, before transfers to IMR. The Company had realized gains of $52 during 1995 from a capital gain distribution.

(H) FAIR VALUE OF FINANCIAL INSTRUMENTS

    BALANCE SHEET ITEMS (IN MILLIONS):

                                                      1997                 1996
                                               ------------------   ------------------
                                               CARRYING    FAIR     CARRYING    FAIR
                                                AMOUNT     VALUE     AMOUNT     VALUE
                                               --------   -------   --------   -------
ASSETS
  Bonds and short-term investments...........   $1,778    $ 1,800    $1,417    $ 1,425
  Common stocks..............................       64         64        45         45
  Policy loans...............................       37         37        29         29
  Mortgage loans.............................       85         85         0          0
  Other invested assets......................       21         21         3          3
LIABILITIES
  Liabilities on investment contracts........   $1,911    $ 1,835    $1,245    $ 1,191

    The carrying amounts for policy loans approximates fair value. The fair value of liabilities on investment contracts are determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

 3. RELATED PARTY TRANSACTIONS:

    Transactions between the Company and its affiliates within The Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends. The Company has also invested in bonds of its subsidiaries, Hartford Financial Services Corporation and HL Investment Advisors, Inc., and common stock of its subsidiary, ITT Hartford Life, LTD.

    On June 30, 1995, the assets of Lyndon Insurance Company were contributed to ILA. As a result, ILA received approximately $365 million in bonds and short-term investments, common stocks and cash, $28 million in policy reserves, $187 million of current tax liability, $26 million in IMR, $8 million in AVR (offset by an aggregate write-in to surplus), and $4 million of other liabilities. The assets in excess of liabilities of $112 million were recorded as an increase to paid-in surplus.

    For additional information, see Note 5.

 4. FEDERAL INCOME TAXES:

    The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were to file separate Federal, state and local income tax returns.

    As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the current intention of The Hartford and its subsidiaries to continue to file a single consolidated Federal income tax return. The Company will continue to remit (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. Federal income taxes (received) paid by the Company were $(14,499), $29,792 and $215,921 in 1997, 1996 and 1995, respectively. The effective tax rate was (26)%, 22% and 25% in 1997, 1996 and 1995, respectively. The following schedule provides a reconciliation of the tax provision at the U.S. Federal Statutory rate to Federal income tax (benefit) expense (in millions).

                                               1997    1996    1995
                                               -----   -----   -----
Tax provision at U.S. Federal statutory
 rate........................................  $  20   $  30   $  20
Tax deferred acquisition costs...............     25      27       8
Statutory to tax reserve differences.........      1       0       3
Unrealized gain on separate accounts.........    (44)    (21)    (13)
Investments and other........................    (17)    (17)     (4)
                                               -----   -----   -----
Federal income tax (benefit) expense.........  $ (15)  $  19   $  14
                                               -----   -----   -----
                                               -----   -----   -----

 5. CAPITAL AND SURPLUS AND SHAREHOLDER
   DIVIDEND RESTRICTIONS:

    The maximum amount of dividends which can be paid, without prior approval, by State of Connecticut insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1997 or 1996. ILA paid dividends of $10 million to its parent, HLIC, in 1995. As a result of the Distribution by ITT, the assets of ITT Lyndon Insurance Company (Lyndon) were contributed to ILA in June 1995. Substantially all the business was removed from Lyndon prior to the contribution. The amount of assets which

--------------------------------------------------------------------------------

exceeded liabilities at the contribution date ($112 million) was included in paid-in surplus.

 6. PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

    The Company's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $265, $358, and $1,034 in 1997, 1996 and 1995, respectively. Liabilities for the plan are held by The Hartford.

    The Company also participates in The Hartford's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statements of The Hartford. The cost to ILA was not material in 1997, 1996 and 1995.

    The Company's employees are included in The Hartford's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Amounts allocated by The Hartford for post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations) are immaterial. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 8.5% for 1997, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The cost to ILA was not material in 1997, 1996 and 1995.

    Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. Post-employment benefit expense was not material in 1997, 1996 and 1995.

 7. REINSURANCE:

    The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve ILA of its primary liability. ILA also assumes insurance from other insurers.

    Life insurance net retained premiums were comprised of the following:

                                      1997      1996      1995
                                    --------  --------  --------
Direct premiums...................  $266,427  $226,612  $159,918
Premiums assumed..................    51,630    33,817    13,299
Premiums ceded....................   (21,412)  (10,185)   (7,425)
                                    --------  --------  --------
Premiums and annuity
 considerations...................  $296,645  $250,244  $165,792
                                    --------  --------  --------
                                    --------  --------  --------

    The Company cedes to RGA Reinsurance Company, on a modified coinsurance basis, 80% of the variable annuity business written since 1994.

 8. SEPARATE ACCOUNTS:

    The Company maintains separate account assets and liabilities totaling $23.2 billion and $14.6 billion at December 31, 1997 and 1996, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with CARVM, which approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $252 million, $144 million and $72 million in 1997, 1996 and 1995, respectively, and are recorded as a component of other revenues on the Statutory Statements of Income.

 9. COMMITMENTS AND CONTINGENCIES:

    As of December 31, 1997 and 1996, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the normal course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.

    Under insurance guaranty laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. ILA paid guaranty fund assessments of $1,544, $1,262 and $1,684 in 1997, 1996 and 1995,
respectively. ILA incurred guaranteed fund expense of $548 in 1997 and 1996 and $0 in 1995.

The following prospectuses contain information related to all of the funds offered by the Hartford Funds, Putnam Variable Trust, and Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II. Not all of the funds are available to Stag Variable Life Artisan Policy Owners. Please review the Stag Variable Life Artisan product Prospectus for details regarding available funds. See "Separate Account VL -- Funds."

                                       PART II

                          CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus consisting of 69 pages.

     The undertaking to file reports.

     The Rule 484 undertaking.

     The signature page.

(1) The following exhibits included herewith correspond to those required by paragraph A of the instructions for exhibits to Form N-8B-2.

     (A1) Resolution of Board of Directors of ITT Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account.

     (A2)      Not applicable.

     (A3a)     Principal Underwriting Agreement.

     (A3b)     Form of Selling Agreements.(2)

     (A3c)     Not applicable.

     (A4)      Not applicable.

     (A5)      Form of Flexible Premium Variable Life Insurance Policy.(2)

     (A6a)     Charter of Hartford.

     (A6b)     Bylaws of Hartford.(2)

     (A7)      Not applicable.

-----------------------
     (1) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement File No. 33-61267, filed on January 23, 1996.

     (2) Incorporated by reference to the Initial Submission to the Registration Statement File No. 333-07471, filed on July 2, 1996.

     (A8)      Not applicable.

     (A9)      Not applicable.

     (A10) Form of Application for Flexible Premium Variable Life Insurance Policies.(1)

     (A11)     Memorandum describing transfer and redemption procedures.(2)

(2) Opinion and consent of Lynda Godkin, Senior Vice President, General Counsel, and Corporate Secretary.

(3) No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

(4)  Not applicable.

(5)  Opinion and consent of Ken A. McCullum, FSA, MAAA.

(6)  Consent of Arthur Andersen LLP, Independent Public Accountants.

(7)  Copy of Power of Attorney.

(8)  Not applicable.

                      REPRESENTATION OF REASONABLENESS OF FEES


Hartford Life and Annuity Insurance Company ("Hartford") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.



                            UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

UNDERTAKINGS AND REPRESENTATIONS AS REQUIRED BY RULE 6e-3(T)

1. Separate Account VL I meets the definition of "Separate Account" under Rule 6e-3(T).

2. Hartford undertakes to keep and make available to the Commission upon request any documents used to support any representation as to the reasonableness of fees.

                           UNDERTAKING ON INDEMNIFICATION


Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.

The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.


Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify only a director that was successful on the merits in a suit, under
Article VIII, Section 2 of the

Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant who are parties or threatened to be parties to a legal proceeding by reason of his being or having been a director or officer of the Registrant for any expenses if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, and with respect to criminal proceedings, had no reason to believe his conduct was unlawful. Unless otherwise mandated by a court, no indemnification shall be made if such officer or director is adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant.



Additionally, the directors and officers of Hartford and Hartford Equity
Sales Company, Inc. ("HESCO") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                     SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and attested, all in the Town of Simsbury, and State of Connecticut, on the 10th day of April, 1998.

                                   HARTFORD LIFE AND ANNUITY INSURANCE
                                   COMPANY SEPARATE ACCOUNT VL I
                                   (Registrant)

                                   By: /s/ Gregory A. Boyko
                                      ---------------------------------------
                                      Gregory A. Boyko, Senior Vice
                                      President , Treasurer & Chief Financial
                                      Officer, Director

                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                   (Depositor)

                                   By: /s/ Gregory A. Boyko
                                      ---------------------------------------
                                      Gregory A. Boyko, Senior Vice
                                      President , Treasurer & Chief Financial
                                      Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.


Gregory A. Boyko, Senior Vice President,
  Treasurer & Chief Financial Officer, Director*
Lynda Godkin, Senior Vice President, General       *By: /s/ Lynda Godkin
  Counsel, & Corporate Secretary, Director*            ------------------------
Thomas M. Marra, Executive Vice                        Lynda Godkin
  President, Director*                                 General Counsel
Lowndes A. Smith, President,
  Chief Executive Officer,  Director*
David M. Znamierowski, Senior Vice President,          Dated: April 10, 1998
  Director*

                                    EXHIBIT INDEX


(1) (A6a)     Charter of Hartford.

(2) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel, and Corporate Secretary.

(5)           Opinion and Consent of Ken A. McCullum, FSA, MAAA.

(6)           Consent of Arthur Andersen LLP, Independent Public Accountants.

(7)           Copy of Power of Attorney.